                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:


     [ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
     [X] Revised Preliminary Proxy Statement    Rule 14a-6(e)(2))


     [ ] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           CENTRUM INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
September 30, 1998


Dear Shareholders:


I am pleased to bring you the results for our latest fiscal year. For the fifth consecutive year we have increased our revenues, profitability and the overall strength of Centrum, fueled by growth in our sales from $9 million to $79 million over the period. Pretax income has significantly benefited from this trend recording its fifth consecutive year of double digit growth in the midst of a fairly aggressive acquisition plan to accomplish these objectives. All of this has been achieved with the patient support of our shareholders and employees.

The Company remains committed to its long term strategy of seeking acquisitions, combinations or strategic alliances which will complement the current operating segments and enhance future earnings. Consistent with these goals, we completed two acquisitions during the previous fiscal year; McInnes Rolled Rings - Memphis (formerly Taylor Forge Company) in the metal forming segment and Northern Steel Company in the material handling segment. Both of these acquisitions were turnaround situations and will require management's time and effort before Centrum can benefit fully from their impact.

McInnes Rolled Rings - Memphis, acquired in June 1997, is a producer of large steel seamless rolled rings that permits the McInnes Rolled Ring group to produce rings in sizes ranging from 4 inches up to 160 inches in diameter and weights up to 11,000 pounds. This range covers over 90% of the targeted market and makes us one of the largest producers in the industry. Northern Steel Company, acquired in November 1997, is a fully integrated supplier of material handling systems and components. Northern is based on the west coast with locations in Seattle, Portland, San Francisco and Los Angeles. Strategically, this opens the entire United States market for systems and design work supported by American Handling, Inc. based in Cleveland, Ohio. We believe that both of these acquisitions will enhance our long-term prospects for growth and profitability in their respective segments.

The metal forming group continues to be our strongest performer again generating nearly two-thirds of consolidated revenues during fiscal 1998 and the highest operating margin in the Company. Focus on increased market share, combined with tight cost controls, will continue to strengthen our results in these operations. New management at the material handling segment has successfully positioned the Company to enter additional sectors of the market. The benefit of this expansion in market focus will begin to be realized later this fiscal year. With its recently formed joint venture, the motor production systems segment continues to be well positioned to capitalize on new opportunities in the marketplace.

We believe that our most recent acquisitions, coupled with our current operating strategies and long term growth plans for each segment, form a solid foundation to create long-term value for our shareholders. In retrospect, these strategies have had a tremendous positive impact on revenues and profitability over the past several years. Our goal is to continue to leverage these strengths with a focus on translating this growth into increased shareholder value. However, we still face many of the hurdles that a relatively small but growing participant in today's financial markets must overcome in order to maximize these benefits for its shareholders. We firmly believe that we are on course to realize these benefits on a long-term basis and will continue a vigilant focus in this area on behalf of our shareholders.


Sincerely,

/s/ George H. Wells
George H. Wells
President and Chief Executive Officer

                            CENTRUM INDUSTRIES, INC.
                          6135 TRUST DRIVE, SUITE 104A
                               HOLLAND, OHIO 43528


                           NOTICE OF ANNUAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                           THURSDAY, NOVEMBER 12, 1998


TO THE HOLDERS OF SHARES OF COMMON STOCK:

Notice is hereby given that the Annual Meeting of the Shareholders of Centrum Industries, Inc. (the "Company") will be held at ONE SEAGATE, TOLEDO, OHIO, 43604 ON THURSDAY, NOVEMBER 12, 1998 AT 2:00 P.M. (EST), IN THE AUDITORIUM ON THE FIRST FLOOR, for the purpose of considering and voting upon the following matters:


1. To elect eight directors to serve for terms of one to three years if Proposal 2 is approved, and to elect the same persons as directors for a term of one year if Proposal 2 is not approved;

2. To approve an amendment to the Company's Certificate of Incorporation to create a classified Board of Directors;

3. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Common Stock, from an aggregate of 15,000,000 shares to an aggregate of 45,000,000 shares;

4.   To approve a Centrum Industries, Inc. Performance Award Plan;

5.   To approve a Centrum Industries, Inc. Employee Stock Option Plan;

6. To approve a Stock and Option Plan for the Directors of Centrum Industries, Inc.;

7. To transact such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company.

Shareholders of record at the close of business on September 22, 1998 are the only shareholders entitled to notice of and to vote at the Annual Shareholders Meeting. Shareholders of the Company, or Energy Resources of North Dakota, Inc., will be entitled to one (1) vote per share of common stock registered in their name except that the shareholders are entitled to one
(1) vote for each five (5) unexchanged shares of common stock owned in Poly Company of America, Inc. registered in their name.

                                        By order of the Board of Directors,

                                        /s/ George H. Wells
                                        -------------------------------------
                                        George H. Wells
                                        Chairman
                                        President and Chief Executive Officer






                                    IMPORTANT

WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY SHEET IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS
                             PROMPTLY AS POSSIBLE.

             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.


                            CENTRUM INDUSTRIES, INC.
                          6135 TRUST DRIVE, SUITE 104A
                               HOLLAND, OHIO 43528


                                 PROXY STATEMENT

                   2:00 P.M. (EST) THURSDAY, NOVEMBER 12, 1998
         ONE SEAGATE, TOLEDO, OHIO, IN THE AUDITORIUM ON THE FIRST FLOOR

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Centrum Industries, Inc., (the "Company") of proxies from the holders of the Company's Common Stock, par value of $.05 per share (the "Common Stock") for use at the Annual Meeting of the Shareholders to be held on Thursday, November 12, 1998, at One SeaGate, Toledo, Ohio, in the auditorium on the first floor, at 2:00 p.m. EST, in accordance with the foregoing notice.

         The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Company. All costs associated with the solicitation, as well as the expense of preparing, printing and mailing proxy solicitation materials will be borne by the Company. In addition to solicitation of proxies by mail, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of Common Stock. The proxy materials are first being mailed to shareholders on or about September 30, 1998.

         Any shareholder executing a proxy has the right to revoke it by the execution of a subsequently dated proxy, by written notice delivered to the President of the Company prior to the exercise of the proxy or in person by voting at the meeting. The shares will be voted in accordance with the direction of the shareholders as specified on the proxy. In the absence of instructions, the proxy will be voted (a) "FOR" the election of the respective nominees for director as listed in this proxy statement and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                                VOTING SECURITIES

         Only shareholders of record at the close of business on September 22, 1998 will be eligible to vote at the Annual Meeting or any adjournment there of. As of July 31, 1998, the Company has 8,403,501 shares of $.05 par value common stock which includes all of the unexchanged shares of Energy Resources of North Dakota, Inc., par value $.05 per share and all of the unexchanged shares of the Poly Company of America, Inc., par value $.01 per share, which are the equivalent of 31,275 shares of common stock, $.05 par value of the Company. Shareholders are entitled to one (1) vote for each share of common stock owned in the Company or Energy Resources of North Dakota, Inc. and one (1) vote for each five (5) shares of common stock owned in Poly Company of America, Inc.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Proposals 2 and 3 must receive the affirmative votes of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon. The affirmative votes of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting will be required for approval of Proposals 4, 5 and 6. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn at the Annual Meeting to another date, time or place as announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as "shares present" at the meeting and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

         A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote in the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares which are not represented at the Annual Meeting either in person or by proxy will not be considered to have cast votes on any matters addressed at the Annual Meeting.

                                   PROPOSAL 1

                      ELECTION OF DIRECTORS AND INFORMATION
                      WITH RESPECT TO DIRECTORS AND OFFICER

         By resolution of the Board of Directors at its meeting on June 10, 1998, eight persons have been nominated to be Directors of the Company. If shareholder approval of Proposal 2 is obtained, the directors' classes will be determined by resolution of the Board of Directors subsequent to the Annual Meeting. If Proposal 2 is not approved by the shareholders, all directors will be elected to hold office until the 1999 Annual Meeting and until their successors are duly elected and qualified.

         The accompanying form of proxy when properly executed and returned to the Company, will be voted FOR the election as directors of the eight persons named below, unless the proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. The Board has no reason to believe that any of the nominees are unable or unwilling to serve if elected. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

         The following sets forth certain information concerning each nominee.

         George H. Wells, age 54, currently a director, is Chairman of the Board, President and Chief Executive Officer of the Company. From 1990 to October 1991, he served as President and Chief Executive Officer of Doehler-Jarvis, a Toledo, Ohio-based producer of die cast and semi-permanent mold aluminum components utilized by the automotive industry and in general industrial applications. From 1985-1989, he served as President and Chief Operating Officer and as a Director of National Forge Company of Irvine, Pennsylvania, which produced precision machined components. Mr. Wells has been a Director since 1992.

         William C. Davis, age 52, currently a Director, is Chairman of the board of Continental Capital Company. He graduated from Ohio Northern University in 1968 with a degree in Business Administration. He has more than 20 years of experience in finance, marketing and business. Mr. Davis has been a Director since 1988.

         Robert J. Fulton, age 55, currently a Director, President and Chief Executive Officer of Hoeganaes Corporation, a major supplier of powder metals, previously served Centrum as an officer and consultant. From 1990 until December 1992, he served as Executive Vice President and Chief Operating Officer of Doehler-Jarvis, a Toledo-based producer of die cast and semi-permanent mold aluminum components utilized by the automotive industry and in general industrial applications. From 1986 through 1990, he served as a Director and Executive Vice President in charge of marketing and manufacturing of National Forge Company of Irvine, Pennsylvania, which produced precision machined components. Mr. Fulton has been a Director since 1992.

         David L. Hart, age 53, currently a Director, attended Colgate University. He has worked as a manufacturer's representative in the automotive industry, and for over five years has been the president of LeeHart Associates, in Toledo, Ohio. Mr. Hart has been a Director since 1989.

         Richard C. Klaffky, age 51, currently a Director, is President and Chief Executive Officer of First New England Capital LP, a lender to Centrum. Mr. Klaffky is a member of the Board of Governors of the National Association of Small Business Investment Companies and serves on the boards of several companies. Mr. Klaffky holds a BA from Brown University and an MBA from Columbia University. Mr. Klaffky has been a Director since 1996.

         Mervyn H. Manning, age 65, currently a Director, is a retired senior executive of Ford Motor Company, where he had overall responsibility for Latin American and Asian Automotive Operations. Mr. Manning is a Director of several companies and has recently served as the Chairman of Sinai Hospital of Detroit. Mr. Manning holds a BBA from the University of Michigan, as well as an MBA from Harvard Business School. Mr. Manning has been a Director since 1996.

         David R. Schroder, age 55, currently a Director, is President of InvestAmerica Investment Advisors, Inc. and InvestAmerica N.D. Management Inc. These two companies manage MorAmerica Capital Company and the North Dakota Small Business Investment Company respectively, both of whom are lenders to Centrum. Mr. Schroder holds a BS degree from Georgetown University, as well as an MBA from the University of Wisconsin. Mr. Schroder has been a Director since 1996.

         Thomas E. Seiple, age 52, currently a Director, graduated from Bowling Green State University in 1967, with a degree in Business Administration. For the past six years he has been the President of United Roofing & Sheet Metal, Inc., a regional fabricator and construction business located in Toledo, Ohio. Mr. Seiple has been a Director since 1988.

         The Company believes that these candidates bring unique background and experience to our Board of Directors.

         The Board unanimously recommends a vote FOR Proposal 1.


                         COMMITTEES AND COMPENSATION OF
                             THE BOARD OF DIRECTORS

         The Board of Directors conducts its business on a fiscal year basis from April 1 - March 31 of each year by conducting scheduled meetings and committee meetings. In accordance with the Bylaws of the Company, the Board of Directors has appointed and maintains a Compensation Committee and an Audit Committee.

         The Company's nominating function is performed by the Board of Directors acting as a committee of the whole. In conducting its nominating function, the Board of Directors of the Company is responsible for making nominations for Directors to fill vacancies created by expired terms and, from time to time, making appointments to fill vacancies created prior to the expiration of a Director's term. From April 1, 1997, the Board met five (5) times. During one (1) of those meetings the Board met to consider and act upon the nomination of Directors.

         The Compensation Committee is responsible for reviewing and recommending to the Board the Company's employee benefit plans including stock options; setting the compensation of the President and Chief Executive Officer, reviewing the criteria that form the basis for management's officer and employee compensation recommendations and reviewing management's recommendations in this regard. The Compensation Committee is composed of Messrs. Fulton, Hart, Schroder and Seiple, all of whom are non-employee Directors. The Compensation Committee met two (2) times since April 1, 1997.

         The Audit Committee is responsible for reviewing and recommending to the Board the independent public accounting firm to serve as auditors; approving the overall plan and scope of the annual audit; and reviewing the annual financial statements and the results of the annual audit. The Audit Committee also performs oversight of the Company's internal control policies and procedures, and compliance therewith. The Committee reports its recommendations and findings to the full Board of Directors. The Audit Committee is composed of Messrs. Manning, Davis and Klaffky, all of whom are non-employee directors. The Audit Committee met two (2) times since April 1, 1997.

         The Board of Directors meets quarterly. All Directors of the Company attended all of the Board meetings and at least 75% of the Committee meetings that were scheduled since April 1, 1997.

                        DIRECTORS' FEES AND COMPENSATION

         Directors who are employees of the Company or any subsidiary do not receive any fees for Board or committee service. The Company reimburses all directors for travel, lodging, and related expenses that they may incur in attending Board and committee meetings.

         During 1998, the seven non-employee directors received $2,500 for each Board meeting attended subsequent to April 1, 1996 and $1,000 for each committee meeting attended subsequent to April 1, 1996. During 1998, the Company paid aggregate fees of $132,500 to the current directors, and $5,000 for services rendered in 1997 to a former director.

         Mr. William Davis resigned as Vice President and Secretary of the Company effective December 3, 1997. Mr. Davis did not receive compensation for services rendered in this capacity and was not involved in the daily operations of the Corporation.

         The following table sets forth the stock option grants received by Directors during 1998 No options were exercised for the fiscal year ended March 31, 1998 by any of the Directors included in the option grant table.


                              OPTION GRANTS IN 1998
                             For Board of Directors

                           Number of
                           securities     Percentage of
                           underlying     total options      Exercise or
                            options        granted in        base price           Expiration           Grant date
                            granted        fiscal year       per share               date               value (1)
                           ------------------------------------------------------------------------------------------------
William C. Davis           15,000              1.6%             $2.00           September 1, 2007      $  18,645

Robert J. Fulton           15,000              1.6%             $2.00           September 1, 2007      $  18,645

David L. Hart              15,000              1.6%             $2.00           September 1, 2007      $  18,645

Richard C. Klaffky         15,000              1.6%             $2.00           September 1, 2007      $  18,645

Mervyn H. Manning          15,000              1.6%             $2.00           September 1, 2007      $  18,645

David R. Schroder          15,000              1.6%             $2.00           September 1, 2007      $  18,645

Thomas E. Seiple           15,000              1.6%             $2.00           September 1, 2007      $  18,645


(1) Based on the Constant Elasticity Variance of the Black-Scholes model using the following assumptions: (a) a ten year option term; (b) 36% volatility rate; and (c) 0% dividend yield. Actual gain, if any, is dependent upon the actual performance of the shares of common stock underlying these options. There is no assurance that the amounts shown in this column will be achieved.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


          The following table shows the number of shares of Common Stock beneficially owned as of July 31, 1998 by each director and nominee, each of the executive officers named in the Summary Compensation Table included elsewhere herein, all directors and executive officers of the Company as a group, and each 5% holder. The address of each beneficial owner and executive officers listed below, unless otherwise noted, is c/o Centrum Industries, Inc., 6135 Trust Drive, Suite 104A, Holland Ohio, 43528.



                                                               Number of shares of Centrum
                                                                      common stock
                                                         beneficially owned          % of class
                                                         ------------------          ----------
         George H. Wells (a)                                  584,940                   4.8
         William C. Davis (b)                                 140,000                   1.1
         Timothy M. Hunter (c)                                291,632                   2.4
         Anthony A. Montani (d)                               332,739                   2.7
         Robert J. Fulton (e)                                 482,939                   3.9
         David L. Hart (f)                                    270,418                   2.2
         Mervyn H. Manning (g)                                 75,000                   0.6
         Thomas E. Seiple (h)                                 147,163                   1.2
         MorAmerica Capital Corp (i)(l)                       673,329                   5.5
         North Dakota Small Business                          265,657                   2.2
           Investment Company (j)(l)
         First New England Capital Limited                    411,351                   3.4
           Partnership (k)(l)
         All current directors and executive
           officers of the company as group                 3,675,168                 29.94

The beneficial owner has sole voting and investment power with respect to all shares listed, unless otherwise noted.
(a) Includes 416,667 shares Mr. Wells currently has the right to acquire pursuant to stock options; includes 1,606 shares with respect to Mr. Wells' ownership of shares held by Seneca Sheet Metal Company.
(b) Includes 140,000 shares Mr. Davis currently has the right to acquire pursuant to stock options.
(c) Includes 279,632 shares Mr. Hunter currently has the right to acquire pursuant to stock options.
(d) Includes 332,739 shares Mr. Montani currently has the right to acquire pursuant to stock options.
(e) Includes 306,667 shares Mr. Fulton currently has the right to acquire pursuant to stock options; includes 1,605 shares with respect to Mr. Fulton's ownership of shares held by Seneca Sheet Metal Company.
(f) Includes 40,000 shares Mr. Hart currently has the right to acquire pursuant to stock options; includes 29,085 shares held by Mr. Hart's wife with respect to which she has sole voting and dispositive power.
(g) Includes 25,000 shares Mr. Manning has the right to acquire pursuant to stock options; includes 50,000 shares held by the Mervyn H. Manning Trust.
(h) Includes 40,000 shares Mr. Seiple currently has the right to acquire pursuant to stock options.

(i) Includes 655,403 shares MorAmerica Capital Corporation currently has the right to acquire pursuant to a note and warrant purchase agreement with the holders of the 11% convertible subordinated debt; includes 17,927 shares, MorAmerica Capital Corporation has the right to acquire pursuant to the assignment of a stock option from David Schroder. The address of MorAmerica Capital Corporation is 101 Second Street S.E., Suite 800, Cedar Rapids IA, 52401.
(j) Includes 258,584 shares The North Dakota Small Business Investment Company currently has the right to acquire pursuant to a note and warrant purchase agreement with the holders of the 11% convertible subordinated debt; includes 7,073 shares, North Dakota Small Business Investment Company has the right to acquire pursuant to the assignment of a stock option from David Schroder. The address of The North Dakota Small Business Investment Company is 101 Second Street S.E., suite 800, Cedar Rapids IA, 52401.
(k) Includes 386,351 shares First New England Capital, LP currently has the right to acquire pursuant to a note and warrant purchase agreement with the holders of the 11% convertible subordinated debt; includes 25,000 shares, First New England Capital has the right to acquire pursuant to the assignment of a stock option from Richard Klaffky. The address of First New England Capital LP is 100 Pearl Street, Hartford CT, 06103.

(l) MorAmerica Capital Company, The North Dakota Small Business Investment Company and First New England Capital, LP as group have beneficial ownership in excess of 10% of the Company's common stock.

                             EXECUTIVE COMPENSATION

         The following table shows compensation paid or awarded by Centrum during the fiscal years ended March 31, 1998, 1997, and 1996 to the current executive officer of Centrum and the other executive officers of the Company for services in all capacities.


                           SUMMARY COMPENSATION TABLE


                                               Annual Compensation                     Long term
                                      --------------------------------------          compensation
    Name and                                                        Other annual      ------------
principal position        Year        Salary          Bonus        compensation (1)    Options (#)

George H. Wells           1998     $  210,000      $  151,085      $    7,697            450,000
Chief Executive           1997     $  189,600      $  114,100      $    6,860            100,000
        Officer           1996     $  175,000      $   56,000      $    6,860            150,000

Timothy M. Hunter         1998     $  121,731      $   36,899      $    6,166             55,671
 Chief Financial          1997     $  101,339      $   33,385      $    6,085              1,898
          Officer         1996     $   64,523                      $    6,044            169,133
Officer, McInnes Steel
Company and Subsidiaries

Anthony A. Montani        1998     $  151,769      $   40,587      $    6,379             55,671
Chief Operating           1997     $  141,185      $   33,385      $    6,389              1,898
Officer, McInnes Steel    1996     $  106,769                      $    6,439            216,200
Company and Subsidiaries

--------------------------------------------
(1)  Automobile Lease



                              OPTION GRANTS IN 1998
                          For Named Executive Officers

                           Number of       Percent of
                            securities    total options
                           underlying     granted toExercise or
                             options employees in base price                    Expiration         Grant date
                             granted       fiscal year       per share             Date            value (1)
                           -------------------------------------------      ---------------------------------
George H. Wells              450,000          53.4%            $2.00        August 27, 2007        $ 558,000
Timothy M. Hunter             55,671           6.6%             2.00        July 21, 2007             68,921
Anthony A. Montani            55,671           6.6%             2.00        July 21, 2007             68,921

-----------------

1)Based on the Constant Elasticity Variance of the Black-Scholes model using the following assumptions: (a) a ten year option term; (b) 36% volatility rate; and
(c) 0% dividend yield. Actual gain, if any, is dependent upon the actual performance of the shares of common stock underlying these options. There is no assurance that the amounts shown in this column will be achieved.
No options were exercised during the fiscal year ended March 31, 1998 by any of the named executives included in the summary compensation table.

     EXECUTIVE COMPENSATION (INCLUDING TERMINATION OF EMPLOYMENT) AGREEMENTS


         The following table sets forth information concerning the aggregate number of options held and the value of unexercised "in-the-money" options held at March 31, 1998 (the difference between the aggregate exercise price of all such options held and the market value of the shares covered by such options at March 31, 1998).

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAREND OPTION VALUES

                                          Number of Securities              Value of Unexercised
                                         Underlying Unexercised                 In-the-Money
                                             Options/SARs at                   Options/SARs at
                                           Fiscal Year end (#)                Fiscal Year end ($)
                                      -----------------------------------------------------------
         Name                         Exercisable    Unexercisable     Exercisable    Unexercisable
         ------------------------------------------------------------------------------------------
         George H. Wells                416,667         450,000        $   304,167    $    ----

         Timothy M. Hunter              226,702          -----         $    80,238    $    ----

         Anthony A. Montani             273,769          -----         $   110,982    $    ----



         Mr. George Wells has an employment agreement with the Company which provides for an annual salary of $230,000 under an amendment to his employment agreement effective June 10, 1998. The amendment to Mr. Wells' employment agreement was approved by the Compensation Committee and the Company's Board
of Directors to provide Mr. Wells with compensation and benefits which are comparable to companies similar in size and would help to ensure continuity in management at the Chief Executive level. The employment agreement amendment increased the term of the agreement from an annual renewal to a three year term, increased Mr. Wells' annual salary by $20,000 and increased his severance pay from six months salary to twenty-four months salary. In addition, Mr.
Wells was granted an annual payment that net of applicable payroll taxes enables him to  fund $25,000 toward a retirement annuity. Mr. Wells is also
entitled to receive   a performance bonus of 5% of Centrum's consolidated
before tax profit. The agreement also calls for an annual stock or cash bonus to be awarded at the discretion of the Board. The contract has a three year annual term, which renews automatically unless terminated by either party in writing 60 days prior to the expiration date. In August 1997, Mr. Wells was granted a stock option for 450,000 shares of common stock. The options are exercisable and vested upon the attainment of certain sales levels and earnings before interest and taxes during future fiscal years. These levels were not attained during 1998 and, therefore, none of the options vested.


         The employment agreement with Mr. Wells provides for the termination of Mr. Wells for cause. In the event that Mr. Wells is terminated for any reason other than cause prior to expiration of the agreement, he is entitled to severance compensation of twenty four months salary, any discretionary bonus awarded but not yet paid, and the pro rata amount of the performance bonus earned prior to termination.

         Messrs. Timothy Hunter and Anthony Montani entered into employment agreements with McInnes Steel Company, a subsidiary of Centrum, dated February 29, 1996 which have a three year term. The agreements automatically renew from year to year on the anniversary commencing on the expiration of the three year term unless terminated by either party in writing 30 days prior to the expiration date. Mr. Hunter's annual salary from McInnes is $106,000 and Mr. Montani's annual salary is $160,000. Both salaries are to be increased annually by a minimum of the greater of the change in the CPI or 4% per year. In addition to their salaries, Messrs. Hunter and Montani are entitled to cash bonuses. The aggregate bonus amount paid to Messrs. Hunter and Montani is to be 3.125% of the McInnes Steel Company pre-tax income. They have also participated in the pool of stock options awarded to the management of the Metal Forming Operations segment, and will be eligible for participation in the plans proposed to be adopted by the shareholders described in Proposals 4 and 5.

         The contracts provide for the termination of Messrs. Hunter and Montani for cause. In the event that either Mr. Hunter or Mr. Montani is terminated for any reason other than cause prior to expiration of the agreement, he is entitled to monthly severance compensation of his base monthly salary reduced by any salary or consulting income received from any source for the remaining term of the agreement for a minimum period of one year. In addition, to his employment agreement with McInnes, Mr. Hunter is compensated $24,000 annually as an employee of Centrum.

         Messrs. Wells, Hunter and Montani are eligible to participate in the Company's 401(K) plans. Substantially all salaried employees are eligible to participate in the plans. The Company contributes to the plans and the Company's contribution is allocated to the accounts of the plan participants on a nondiscriminatory basis. The Company contributed $4,615, $3,618 and $4,400 on behalf of Messrs. Wells, Hunter and Montani, respectively, during 1998.

                      REPORT OF THE COMPENSATION COMMITTEE


         The Compensation committee of the Board of Directors is composed entirely of independent non-employee directors who have no "interlocking" relationships as defined by the Securities and Exchange Commission. Executive compensation is based on the following principles.




- Executive compensation packages should provide Centrum with the ability to attract, retain, and motivate the key executives essential for the current and long-term success of the Company.


- That overall executive compensation is based upon the financial performance of the Company and achievement of the Company's long-term strategies and objectives as determined by the Board of Directors.



- That each executive's compensation is reflective of an individual's performance, the Company's performance and is aligned with the compensation for equivalent positions within the industries which the Company operates in.


         The Committee annually reviews the compensation changes of executive officers other than the CEO. These changes are made by the CEO based upon his assessment of the executive's performance and attainment of the Company's financial goals.

         The Committee annually reviews the compensation of the CEO, and makes a recommendation for approval by the entire Board of Directors. The compensation of the CEO is based upon his performance and the Company's performance. The Committee considers the financial results of the Company, the achievement of the Company's objectives, the leadership qualities of the CEO, and his role in implementing the Company's long-term strategies when determining the appropriate compensation.


         The key elements of executive compensation are base salary, annual incentives and long term compensation. Review of an executive's compensation package includes the key elements combined with other components of compensation, such as severance pay, insurance and other benefits. Shareholder approval of Proposal 4 - Centrum Industries, Inc. Performance Award Plan, and Proposal 5 - Centrum Industries, Inc. Employee Stock Option Plan, will memorialize the Company's process for establishing annual incentives and long term compensation for key management. The fundamentals of these elements are described below.


-        Base Salary
           The base salary of each executive officer is reviewed by the
           Compensation   Committee after consideration of the following
           criteria on a subjective basis: the performance of the individual, the person's contribution to the success of the Company, median salaries for similar positions with peer companies, and internal equity within the Company as a whole.

-        Annual Incentives
           The compensation committee reviews and affirms annual cash bonuses to executive officers based upon specified percentages of annual pre-tax income of the Company as a whole or the segment for which the officer is responsible. The percentages currently range from 3.125% to 5% of pre-tax income. In addition, the compensation committee recommends payment of annual discretionary cash awards, subject to approval by the full Board, in recognition of outstanding service to the Company. Stock options are awarded on an annual basis to executive officers and other key employees. Please see Long-Term Compensation below for a discussion of stock option awards.

-        Long Term Compensation
           The compensation committee annually recommends the issuance of stock option agreements to executive officers and other key employees. The criteria for issuing stock options are based upon the performance of the Company as a whole and the individual segment performance. Once the number of options to be issued has been established, the number of shares to be awarded to each individual is based on several criteria applied on a subjective basis. These criteria are the performance of the individual, the person's contribution to the success of the Company, the individual's tenure, and internal equity within the Company as a whole. The underlying fundamental of stock option awards, as a key element of executive compensation, is that stock options align the long-term prospects for the Company with those of the executive. The Compensation Committee strongly believes that stock options are an essential element of executive com-pensation and enhance the Company's ability to attract and retain qualified personnel.



Chief Executive Officer's Compensation
Mr. Wells earned a base salary of $210,000 in fiscal 1998. This base salary was recommended by the Compensation Committee after consideration of Mr. Wells' contribution to the success of the Company, median salaries for similar positions within peer companies, and internal equity within the Company as a whole. In particular, the committee noted Mr. Wells' key role in the successful integration of the McInnes Steel group into Centrum, and the acquisition of two additional companies during the fiscal year. Mr. Wells also earned a profit-sharing bonus of $100,000 based on the financial performance for the prior year and a discretionary $10,000 cash award. In addition, a payment of $41,085 was made which enabled Mr. Wells to purchase a retirement annuity.

Mr. Wells also received a stock option grant for 450,000 shares of the Company's common stock. The options are exercisable and vested upon attainment of certain sales levels and earnings before interest and taxes during future fiscal years. These levels were not attained during fiscal 1998 and therefore, none of the options vested. The Compensation Committee intends the option grant to promote the alignment of Mr. Wells' financial interests with those of the Company on a long-term basis.


The Committee believes that the qualities and motivation of executive management are fundamental to ensuring the long-term success of the Company. The Committee believes that they have successfully integrated executive compensation with the goals and objectives of the Company.

Respectfully submitted,
Robert J. Fulton, Chairman
David L. Hart
Thomas E. Seiple
David R. Schroder

                                PERFORMANCE GRAPH
                     FIVE YEAR SHAREHOLDER RETURN COMPARISON

                  The SEC requires that the Company include in this Proxy Statement a line-graph presentation comparing cumulative five year shareholder returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Company has selected the Dow Jones Industrial Index and the S&P 400 Midcap Index. The stock price performance shown on the graph below is not a projection of future price performance.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
              AMONG CENTRUM INDUSTRIES, INC., DOW JONES INDUSTRIAL
                         INDEX, AND S&P 400 MIDCAP INDEX



               (Linear graph plotted from Data in table below)




  Year          S&P         Dow Jones         Centrum
03/31/93      100.00          100.00           100.00
03/31/94      104.07          105.85           100.00
03/31/95      110.52          121.04           100.00
03/31/96      139.57          162.65           150.00
03/31/97      152.02          191.65           250.00
03/31/98      223.62          256.17           175.00
06/30/98      218.51          261.92           293.70

                                   PROPOSAL 2
               TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
                    TO CREATE A CLASSIFIED BOARD OF DIRECTORS

         The Board of Directors has approved and recommends that the shareholders adopt an amendment (the "Staggered Term Proposal") to the Company's Certificate of Incorporation, as amended, (the "Certificate of Incorporation") to divide the Company's Board of Directors into three approximately equal classes with staggered terms. Each shareholder should carefully study the Staggered Term Proposal and the advantages and disadvantages of approval. The purpose of the Staggered Term Proposal is to promote continuity and stability in the Company's management and policies and thereby enhance the ability of the Company to carry out long-range plans and goals for its benefit and the benefit of shareholders.

         To implement the classified Board of Directors, the Staggered Term Proposal would permit directors elected at the Annual Meeting to serve for terms of one year, two years or three years, respectively. If the Staggered Term Proposal is adopted, Class I directors will hold office until the 1999 Annual Meeting; Class II directors will hold office until the 2000 Annual Meeting; and Class III directors will hold office until the 2001 Annual Meeting; and, in each case, until their successors are duly elected and qualified or until their earlier death, resignation or removal. The Board of Directors shall determine the classes and terms of the persons elected as Directors of the Company promptly after the Annual Meeting. At each annual meeting commencing with the 1999 Annual Meeting, directors elected to succeed those in the class whose terms then expire will be elected for three-year terms so that the terms of one class of directors will expire each year. Thus, the shareholders will elect only approximately one-third of the directors at each annual meeting. In addition, the Board of Directors may fill any vacancies which occur for the remainder of the term of the director who ceases to be a director.

         The Board of Directors believes that three-year terms rather than one-year terms increases the likelihood of continuity and stability in the policies formulated by the Board of Directors. This enhances the Company's ability to carry out its long-range plans and goals for its benefit and the benefit of the shareholders. While the Board has not experienced any problems with continuity in the past, it wishes to ensure that this experience will continue and believes that the staggered election of directors will promote continuity because only approximately one-third of the directors will be subject to election each year. The need to ensure continuity in the Board of Directors has become more desirable as a result of the Company's growth over the past several years and its desire to continue these trends on a long-term basis.


          Shareholders should be aware that the Staggered Term Proposal is generally referred to as an "Anti-Takeover" device. Because a majority of directors will not be up for election at each annual meeting, the Staggered Term Proposal will make it more difficult for shareholders to replace a majority of the Board of Directors even if shareholders desire such a change. Under the proposed Stagger Term Proposal, it will take at least two annual meetings for shareholders to make a change in control of the Board, except in the event of vacancies resulting from resignation, removal for cause or other reasons, since only a minority of the directors will be elected at each meeting. The Staggered Term Proposal could perpetuate the incumbent management, because of the additional time required to change control of the Board of Directors. The Staggered Term Proposal could discourage certain mergers and tender offers, offers that shareholders might regard beneficial to their interest. Tender offers for control usually involve a purchase price higher than the current market price and may involve a bidding contest between potential suitors. The Staggered Term Proposal could also discourage open market purchases by a such parties. Such purchases could temporarily increase the market value of the Company's Common Stock, enabling shareholders to sell their shares at a price higher than that which would otherwise prevail. Finally, the Staggered Term Proposal could result in a Common Stock market price decrease by making it less attractive to investors who purchase securities in anticipation of a price increase triggered by a possible takeover attempt. Although some or all of these scenarios could occur, the existence of staggered terms for Directors does not preclude a directors' fiduciary responsibility to take such actions that are necessary to benefit the interests of the Shareholders of the Company.

         The Company's Certificate of Incorporation and Bylaws presently contain other provisions having an anti-takeover effect. Those provisions permit the Board to issue preferred stock in series and require shareholder actions by meeting, and not by written consent. The proposal to create a classified board of directors together with Proposal 3 to increase the number authorized shares is not part of a plan by either the Board or management to adopt a series of anti-takeover measures and the Company does not presently intend to propose other anti-takeover amendments in future proxy solicitations. Rather, the Company believes that structuring the Board in this fashion is merely consistent with many publicly held companies commensurate in size.

         For information regarding the nominees for election to the Board of Directors at the Annual Meeting and the class of directors in which each directors will initially serve if the Staggered Term Proposal is adopted, see Proposal No. 1.

         PROPOSED STAGGERED TERM ARTICLE

         If the proposed amendment is approved, it will become effective upon the filing with the Secretary of State of Delaware, promptly following the 1998 Annual Meeting, of a certificate of amendment. The Centrum Board of Directors proposes that Article Thirteenth be added to the Centrum Certificate of Incorporation, as amended, to read in its entirety as follows:

                   "ARTICLE THIRTEENTH. The Board of Directors shall be divided into three classes designated as Classes I, II, and III, which shall be as nearly equal in numbers as the then total number of directors constituting the entire Board of Directors permits, with the term of office of one class expiring each year. The term of office of directors in Class I shall expire at the first annual meeting of shareholders after their election, the term of office of directors in Class II shall expire at the second annual meeting of shareholders after their election, and the term of office of directors in Class III shall expire at the third annual meeting of shareholders after their election. The directors elected at the 1998 Annual Shareholders Meeting will be classified into terms of one, two or three years, by resolution of the Board of Directors. At each annual meeting of shareholders after such classification of the Board of Directors, a number of directors equal to the number of the class whose term expires at the meeting shall be elected to hold office until the third succeeding annual meeting. Directors shall hold office until the next election of the class for which such directors shall have been chosen and until their successors are elected and qualified, except in the case of the death, resignation or removal of any Director."

         The Board unanimously recommends a vote FOR Proposal 2, approving the Staggered Term Proposal.

                                   PROPOSAL 3

                      TO AMEND CERTIFICATE OF INCORPORATION
                        TO INCREASE THE AUTHORIZED SHARES
                  OF COMMON STOCK FROM 15,000,000 TO 45,000,000

         The Board of Directors of the Company has approved and recommends that the shareholders of the Company approve an amendment to the Company's Certificate of Incorporation for the purpose of increasing the number of its authorized shares of Common Stock from 15,000,000 to 45,000,000.

         Presently, there are 8,403,501 shares of Common Stock outstanding and issued and, assuming the approval of the proposed compensation plans (see Proposals 4, 5, and 6), there are 6,320,000 shares reserved for issuance. There are presently 2,735,062 options outstanding to management and the Board of Directors, 1,584,938 warrants related to the issuance of debt and 2,000,000 shares reserved for issuance assuming approval of Proposals 4, 5 and 6. Thus, out of 15,000,000 authorized shares of Common Stock, Centrum has a total of 14,723,501 issued or reserved, effectively leaving only 276,499 shares available for issuance.

         The Board of Directors believes that the limited number of authorized shares presently available for future issuance unduly restricts its flexibility to respond to future growth in Centrum's business and capital requirements and that it would be in the best interests of Centrum and its shareholders to increase the amount of authorized Common Stock by 30,000,000 shares, to a total amount of 45,000,000 authorized Common Stock shares. If the shareholders approve the increase in authorized shares, it is anticipated that no further shareholder approval will be sought for the issuance of the shares authorized by the amendment, barring a legal or listing requirement to do so.


          As noted elsewhere in this Proxy Statement, Centrum has reported in its Annual Report on Form 10-K for the year ended March 31, 1998, as it has disclosed in previous years' Reports on Form 10-K, that its long-term goal is to enhance the overall value of each of its present core operating segments through a combination of increased market penetration and complementary acquisitions or strategic business combinations. In such acquisitions or combinations, it may be in Centrum's best interest to issue shares of its Common Stock as a portion of the purchase consideration. The Board believes it is important to have a reserve of authorized but unissued shares for various possible purposes, including acquisitions, the raising of additional equity capital, stock dividends and stock splits. Assuming shareholder approval, the Board of Directors intends to use the additional shares for the purposes outlined above. Centrum has no commitments at the present time for the issuance of common stock in an acquisition, combination, or similar transaction.


         The increase in authorized shares of Common Stock may discourage mergers, takeovers or other attempts to take control of the Company, including those that the shareholders may or may not deem to be in their best interests. The additional shares could dilute the stock ownership of parties seeking control of the Company; the voting power of parties favored by the Board could be increased by the additional shares; and the amount of consideration required to gain control of the Company could be increased by the additional shares. In addition, the removal of the incumbent management could be hindered by the increase in authorized shares - even if the shareholders desired a change in management. Shareholders should also be aware that the future issuance of the additional common stock shares on a basis other than pro-rata would have a dilutive effect on the voting rights and ownership of the existing shareholders. As stated in Proposal 2, The proposed increase in authorized shares is not in response to any efforts of which the Company is aware to accumulate the Company's Common Stock, any other related activities or intended to deter merger or takeover offers.

         The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required to adopt the proposed amendment. Because Proposal 3 must receive the affirmative vote of a majority of the outstanding Common Stock, abstentions and broker non-votes will have the effect of a vote against Proposal 3. Shares represented by proxies in the form enclosed, if properly executed and returned and not revoked, will be voted as specified, but where no specification is made, the shares will be voted in favor of Proposal 3.

         If the proposed amendment is approved, it will become effective upon the filing with the Secretary of State of Delaware, promptly following the 1998 Annual Meeting, of a certificate of amendment. The exact text of the proposed amendment reads as follows:

         "The total number of shares of all classes of capital stock which the Company shall have authority to issue is Forty-Six Million (46,000,000) shares, of which Forty-Five Million (45,000,000) shares, of a par value of $.05 per share, shall be Common Shares, and One Million (1,000,000) shares, of a par value of $.05 per share, shall be Preferred Stock."

The Board of Directors unanimously recommends a vote FOR Proposal 3, increasing the authorized Common Stock from 15,000,000 to 45,000,000 shares.

                MANAGEMENT AND BOARD COMPENSATION PLAN APPROVALS

BACKGR0OUND

         During recent years, as an incentive to retain and motivate capable directors and employees, the Centrum Board of Directors (the "Board") has granted stock options to certain directors and management employees through individual option contracts. Such awards were generally based upon the previous fiscal year's financial performance and an evaluation of each individual's contribution to the annual results. Options to certain employees of McInnes Steel Company were awarded pursuant to an agreement reached at the time of the acquisition of that company in March 1996.

         Based upon the recommendation of its Compensation Committee, the Board has now determined that it would be advisable for future incentive compensation grants to be awarded pursuant to management and directors' compensation plans. Thus, on June 10, 1998, the Board adopted the Centrum Industries, Inc. Performance Award Plan, the Centrum Industries, Inc. Employees Stock Option Plan, and the Stock and Option Plan for Directors of Centrum Industries, Inc. It is the Board's intention that future incentive compensation awards, including the grant of stock options, will be made only in accordance with these Plans.

         The terms of each of these Plans is further explained below, and the Board proposes that the shareholders ratify the Board's approval of each of these Plans.

         In addition, on June 10, 1998, the Board approved and adopted the Centrum Industries, Inc. Executive Employees Deferred Compensation Plan and the Centrum Industries, Inc. Directors Deferred Compensation Plan, under which eligible management employees and directors may elect to defer the receipt of compensation otherwise currently payable. There is no need for shareholder ratification of these Deferred Compensation Plans, since neither of them provides for compensation in any additional amount than would otherwise be payable to the participants.

                                   PROPOSAL 4

                       APPROVAL OF PERFORMANCE AWARD PLAN

         The Centrum Industries, Inc. Performance Award Plan (the "Performance Award Plan") was adopted by the Board of Directors of Centrum Industries, Inc. (the "Board") on June 10, 1998, and the Board is recommending its approval by the stockholders at the Annual Meeting. The Performance Award Plan would provide for the granting and, to the extent earned, the payment of performance awards to officers and other selected management employees who contribute to the annual and long-term success of Centrum Industries, Inc. ("Centrum") or one or more of its subsidiaries (collectively, the "Company"), by making the amount of their compensation significantly contingent upon the Company's annual and long-term profitable performance and growth.

         During recent years, the Board has developed a management compensation program designed to be closely linked to corporate performance. To this end, the Company has maintained an overall compensation policy that ties a specific portion of management compensation to Centrum's success in growing pre-tax profits. The overall objectives of this strategy are to attract and retain talented management, to motivate these executives to achieve the goals inherent in Centrum's business strategy, to link management and shareholder interests through equity-based incentive arrangements, and to provide a compensation package that recognizes individual contributions as well as overall business results.

         The adoption of the proposed Plans is generally intended to formalize Centrum's past practices. The Board has previously accomplished these goals through the grant of stock options pursuant to individual option contracts. The Board has adopted the Performance Award Plan to afford flexibility in the types of incentive compensation that may be awarded to management. As further described below, the Board will have the flexibility of continuing to grant stock options (through the Employee Stock Option Plan, described under Proposal
5), as well as awards in cash, in shares of Centrum common stock, or in shares of so-called "Performance Award Stock".

         The Performance Award Plan will be administered by the Compensation Committee of the Board (the "Committee") and the Chief Executive Officer of Centrum (the "CEO"). The members of the Committee are all Directors of Centrum who are not employed by the Company and are not eligible to participate in this Plan or in any other employee benefit or employee compensation plan maintained by the Company. All matters with respect to the participation in this Plan by the CEO are subject to approval by the Board.

         Any elected officer of Centrum or a subsidiary, and other key management employees recommended by the CEO and approved by the Committee, will be eligible to participate in the Performance Award Plan. Since the participants will be selected in this manner, it is not possible to indicate the number or the employment positions of those who may become eligible for performance awards under this Plan.

         The Performance Award Plan provides for the payment of performance awards which have been earned on the basis of the Company's financial performance for each fiscal year and/or for longer award periods of up to five years. The Committee will establish these award periods and their related performance objectives, expressed as the attainment by the Company or by a subsidiary of a specified level or rate of financial performance, such as (by way of example only) pre-tax profit. These objectives will be established and communicated to participants in the Plan before or as soon as practicable after the beginning of each award period. After the close of the fiscal year or other award period, the Committee will determine the extent to which the applicable performance objectives were attained and will authorize full or partial payment of performance awards accordingly.

         Payment of earned performance awards will be made as soon as feasible after the end of each fiscal year or other applicable award period. The Performance Award Plan permits earned awards to be paid in cash, in shares of Centrum common stock, in shares of so-called "Performance Award Stock" (described below), or in stock options issued under the Centrum Industries, Inc. Employees Stock Option Plan (the "Employees Stock Option Plan"), subject to the Employees Stock Option Plan's approval by the stockholders. The terms of any stock options issued in payment of awards under the Performance Award Plan will be established in accordance with the provisions of the Employees Stock Option Plan, described elsewhere in this proxy statement. Payment under the Performance Award Plan will be made in cash unless the Committee has directed (or authorized the participant to elect) payment in the form of stock or stock options. The Committee has full and binding authority to establish the valuation of Centrum common stock and stock options for this purpose.

         Performance Award Stock is Centrum common stock that is subject to future vesting requirements and/or other restrictions established by the Committee, including restrictions on transfer and forfeiture provisions for failure to remain in the Company's employ for a specified future period. The Committee is authorized to permit accelerated vesting and lapse of restrictions in the event of a change in control of Centrum or a subsidiary.
         The Performance Award Plan calls for a maximum of 250,000 shares of Centrum common stock to be issuable in the aggregate under the Plan, excluding shares issued upon exercise of options granted under the Employees Stock Option Plan. The Employees Stock Option Plan includes its own limitations on the number of shares issuable thereunder. The Performance Award Plan does not contain limits on the maximum number of shares issuable to any one individual or on the maximum number of shares issuable per year, nor does this Plan have a stated expiration or termination date. As noted below, the Board retains the authority to suspend or terminate the Plan at any time.

         Participation in the Performance Award Plan is conditional on the employee remaining with the Company throughout the fiscal year or other applicable award period and thereafter until the extent to which performance awards have been earned is determined and the awards are paid. Participation may also be conditioned on the execution of a nondisclosure and noncompetition agreement in favor of the Company. If employment is terminated before a performance award has become payable, payment will be entirely within the discretion of the Committee, based on the CEO's recommendation. If employment was terminated during the course of the fiscal year or other award period, the Committee has discretionary authority to permit a pro-rated payment. Any amount payable following the death of a participant will be paid to his or her designated beneficiary.
         The Performance Award Plan is subject to amendment, suspension, or termination by the Board in its discretion, except that no such action may adversely affect the rights of any person with respect to an award that has become payable without such person's consent.

         The foregoing summary of the Performance Award Plan is qualified by reference to the Plan itself, a copy of which is printed in its entirety as Appendix 1, beginning on page 23. Certain federal income tax consequences of the issuance of stock, including Performance Award Stock, and of the issuance and exercise of stock options, are summarized in Appendix 4, beginning on page 64.

The Board unanimously recommends a vote FOR Proposal 4, approving the Performance Award Plan.

                                   PROPOSAL 5

                     APPROVAL OF EMPLOYEES STOCK OPTION PLAN

         The Centrum Industries, Inc. Employees Stock Option Plan (the "Employees Stock Option Plan") was adopted by the Board on June 10, 1998, and the Board is recommending its approval by the stockholders at the annual meeting. The Employees Stock Option Plan would provide eligible employees of the Company, in recognition of their contributions to the Company's performance, the opportunity to become owners of Centrum common stock under options, including so-called "incentive stock options" under the Internal Revenue Code.

         The Employees Stock Option Plan will be administered by the Committee and the CEO, except that all matters with respect to the participation in this Plan by the CEO are subject to approval by the Board.

         The Employees Stock Option Plan specifies that the maximum number of shares, in the aggregate, for which options may be granted is 1,000,000. Shares covered by options that expire or are forfeited without having been exercised in full will again become available for the grant of additional options. The Employees Stock Option Plan does not contain limits on the maximum number of shares issuable to any one individual or on the maximum number of shares issuable per year, nor does this Plan have a stated expiration or termination date. However, no options may be issued under this Plan more than 10 years after the Board's adoption of the Plan, and, as noted below, the Board retains the authority to suspend or terminate the Plan at any time.

         Any current management employee of the Company who is recommended by the CEO and approved by the Committee will be eligible to participate in the Employees Stock Option Plan. Since the participants will be selected in this manner, it is not possible to indicate the number or the employment positions of those who may become eligible for the grant of options under this Plan Options will be granted under specific option agreements issued by Centrum to each optionee. These agreements will spell out the specific terms of each option, as determined by the Committee.

         The Employees Stock Option Plan provides for the grant of either incentive stock options or nonqualified stock options. The former may afford certain tax advantages to the optionee but must meet a number of restrictions imposed by the Internal Revenue Code. The present expectation of the Board and the Committee is that only nonqualified stock options will be issued under this Plan for the foreseeable future.


          An option granted under the Employees Stock Option Plan will give the optionee the right, for up to as long as 10 years, to purchase a specified number of shares of Centrum common stock at an option price set at the time of grant. The option price may be set at or about the market price of Centrum stock on the date of grant or may, in the Committee's discretion, be set, for example, at an incentive premium price. The last reported sale price of Centrum's common stock on the OTC Bulletin Board on September 1, 1998 was $2.50 per share. The Plan also permits the grant of options with a below market option price, but the Committee has no present intention of granting any such bargain options. The Plan also authorizes the Committee to include so-called "cashless exercise" provisions in the options, whereby shares of Centrum stock may be tendered in payment of the option price, but the Committee has no present intention of granting any options that would include this feature.

         Options will not become exercisable until at least one year after the date of grant or later as may be specified by the Committee in the option agreement. The Committee is authorized to condition the exercisability of an option on the Company's attainment of future performance objectives, as well as on the optionee's continued employment with the Company during the specified period. The Committee is also authorized to include provisions in the option agreements for accelerated vesting in the event of the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company.


         Participation in the Employees Stock Option Plan is conditional on the employee remaining with the Company throughout the option period. The grant or exercise of an option may also be conditioned on the optionee's execution of a nondisclosure and noncompetition agreement in favor of the Company.

         If employment is terminated before an option has become exercisable, the option will be forfeited unless the option agreement provides (or the Committee grants) an extension, such as in cases of normal or disability retirement. A three-month extension will automatically apply following the death of an optionee, to enable his or her estate to exercise the option. Otherwise, options will generally be nontransferable except for limited transfers by way of intra-family gifts.

         The Employees Stock Option Plan is subject to amendment, suspension, or termination by the Committee in its discretion, except that no such action may adversely affect the rights of the optionee of an outstanding option without such optionee's consent. Without stockholder approval within 12 months before or after action by the Committee, no action of the Committee may increase the maximum number of shares issuable on exercise of options, materially modify the Plan's eligibility requirements, reduce the minimum option price requirements described above, extend the maximum period within which options may be issued, or otherwise amend or modify the Plan in a manner requiring stockholder approval under applicable law.

         The foregoing summary of the Employees Stock Option Plan is qualified by reference to the Plan itself, a copy of which is printed in its entirety as Appendix 2, beginning on page 32. Certain federal income tax consequences of the issuance and exercise of stock options are summarized in Appendix 4, beginning on page 64.

The Board unanimously recommends a vote FOR Proposal 5, approving the Employees Stock Option Plan.

                                   PROPOSAL 6

                 APPROVAL OF STOCK AND OPTION PLAN FOR DIRECTORS


                  The Stock and Option Plan for Directors of Centrum
Industries, Inc. (the "Directors Stock and Option Plan") was adopted by the Board on June 10, 1998, and the Board is recommending its approval by the stockholders at the annual meeting. The Directors Stock and Option Plan would provide outside Directors of Centrum the opportunity to become owners of Centrum common stock. Seven of Centrum's eight directors are eligible to be participants in this Plan. In the past, Directors Schroder and Klaffky have assigned their stock option to their respective venture capital firms.


         The Board of Directors believes that the individual option contracts previously granted to directors benefited Centrum by helping it attract and retain qualified persons to serve as non-employee directors and by providing an additional incentive to those directors to improve Centrum's long-term performance by aligning their financial interests with those of Centrum and its shareholders. The Board believes that the Directors Stock and Option Plan will continue to benefit Centrum and its shareholders in this way through the continuation of stock option grants to its directors. Therefore, the Board is recommending shareholder approval of the Centrum Directors Stock and Option Plan, which is described below.

         The Directors Stock and Option Plan specifies that the maximum number of shares, in the aggregate, which may be issued and/or for which options may be granted under this Plan is 750,000. Shares covered by options that expire or are forfeited without having been exercised in full will again become available for the grant of additional options. The Directors Stock and Option Plan does not contain limits on the maximum number of shares issuable to any one individual or on the maximum number of shares issuable per year, nor does this Plan have a stated expiration or termination date. However, no options may be issued under this Plan more than 10 years after the Board's adoption of the Plan, and, as noted below, the Board retains the authority to suspend or terminate the Plan at any time.

         Any current Director of Centrum or of a subsidiary who is not an employee of the Company will be eligible to participate in the Directors Stock and Option Plan. Options and/or restricted shares of Centrum common stock will be granted under specific agreements with Centrum. Option agreements will spell out the specific terms of each option, as determined by a special, disinterested committee appointed by the Board to administer this Plan. Stock award agreements will spell out the specific terms on which restricted shares will be issued, as determined by the special committee.

         Options and/or restricted stock may be issued under the Directors Stock and Option Plan in recognition of the outside Directors' services to the Company as such and will be in addition to any other Directors' fees payable by the Company.

         An option granted under the Directors Stock and Option Plan will give the optionee the right, for up to as long as 10 years, to purchase a specified number of shares of Centrum common stock at an option price set at the time of grant. The option price may be set at or about the market price of Centrum stock on the date of grant or may, in the special committee's discretion, be set at, for example, an incentive premium price. The Directors Stock and Option Plan also permits the grant of options with a below market option price, but the Board has no present intention of allowing any such bargain options to be granted. The Directors Stock and Option Plan also authorizes the special committee to include so-called "cashless exercise" provisions in the options, whereby shares of Centrum stock may be tendered in payment of the option price, but the Board has no present intention of allowing the grant of any options that would include this feature.

         Options will not become exercisable until at least one year after the date of grant or later as may be specified by the special committee in the option agreement. The special committee is authorized to condition the exercisability of an option on the Company's attainment of future performance objectives, as well as on the optionee's continued Board membership during the specified period.

         Options will generally be nontransferable except for limited transfers by way of intra-family gifts or contractual requirements affecting the Director.


          Stock Awards under the Directors Stock and Option Plan will be for restricted shares of Centrum common stock. These are shares that will be subject to future vesting requirements and/or other restrictions established by the special committee, including restrictions on transfer and forfeiture provisions if Board membership is terminated before the end of a specified future period. The special committee is authorized to permit accelerated vesting and lapse of restrictions in the event of the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company.


         The Directors Stock and Option Plan is subject to amendment, suspension, or termination by the special committee in its discretion, except that no such action may adversely affect the rights of the optionee of an outstanding option without such optionee's consent. Without stockholder approval within 12 months before or after action by the special committee, no action of the special committee may increase the maximum number of shares issuable on exercise of options, materially modify the Plan's eligibility requirements, reduce the minimum option price requirements described above, extend the maximum period within which options may be issued, or otherwise amend or modify the Plan in a manner requiring stockholder approval under applicable law.

         The foregoing summary of the Directors Stock and Option Plan is qualified by reference to the Plan itself, a copy of which is printed in its entirety as Appendix 3, beginning on page 48. Certain federal income tax consequences of the issuance of stock, including restricted stock, and of the issuance and exercise of stock options, are summarized in Appendix 4, beginning on page 64.

The Board unanimously recommends a vote FOR Proposal 6, approving the Stock and Option Plan for Directors.

                          COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Under Section 16 of the Securities Exchange Act of 1934, the Company's directors, certain of its officers, and beneficial owners of more than 10% of the outstanding Common Stock are required to file reports with the Securities and Exchange Commission concerning their ownership of and transactions in Common Stock; such persons are also required to furnish the Company with copies of such reports.

         Based solely upon the reports and related information furnished to the Company, the Company believes that all such filing requirements were compiled with in a timely manner during and with respect to 1998.

                              SHAREHOLDER PROPOSALS

         Any proposals to be considered for inclusion in the proxy material to be provided to shareholders of the Company for its next meeting, to be held in 1999, must be made by a qualified shareholder and must be received in writing by the Company no later than July 30, 1999.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A copy of the Company's March 31, 1998 Form 10-K is attached to this Proxy Statement in lieu of other financial information.




                            Centrum Industries, Inc.
                          6135 Trust Drive, Suite 104A
                                Holland, OH 43528

                                 Attn: Joy Lemke
                              Investor Information

                               Phone: 419-868-3441
                                FAX: 419-868-3490

                                   APPENDIX I

                            CENTRUM INDUSTRIES, INC.

                             PERFORMANCE AWARD PLAN

                            CENTRUM INDUSTRIES, INC.
                             PERFORMANCE AWARD PLAN

                                TABLE OF CONTENTS

                                                                           PAGE

 1.      Purpose ............................................................ 25

 2.      Definitions ........................................................ 25

 3.      Administration ..................................................... 26

 4.      Eligibility and participation ...................................... 27

 5.      Award Periods ...................................................... 27

 6.      Performance Award Pools ............................................ 27

 7.      Performance Objectives ..............................................27

 8.      Determination of Performance Awards ................................ 28

 9.      Payment of Performance Awards ...................................... 28

10.      Performance Award Stock ............................................ 29

11.      Amendment or termination of the Plan ............................... 30

12.      Nondisclosure and noncompetition agreements ........................ 30

13.      Miscellaneous ...................................................... 31

14.      Effective date ..................................................... 31

                            CENTRUM INDUSTRIES, INC.
                             PERFORMANCE AWARD PLAN


1. PURPOSE. The purposes of this Centrum Industries, Inc. Performance Award Plan are to reward officers and other management employees who contribute to the annual and long-term success of the Company, by making the amount of their compensation significantly contingent upon the Company's annual and long-term profitable performance and growth, and to attract and retain officers and other management employees of exceptional ability.

2.       DEFINITIONS.  As used herein:

         "Award Period" means each fiscal year of Centrum and/or each period of two or more consecutive fiscal years, as established by the Committee in accordance with paragraph 5 hereof, over which it is possible for Performance Awards to be earned.

         "Board" means the Board of Directors of Centrum.

         "Centrum" means Centrum Industries, Inc., a Delaware corporation.

         "Centrum Stock" means the common stock, $.05 par value per share, of Centrum, and includes authorized but unissued and treasury shares.

         "CEO" means the Chief Executive Officer of Centrum.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the Compensation Committee of the Board.

         "Company" means Centrum together with its Subsidiaries.

         "Deferred Compensation Plan" means any plan or arrangement adopted by the Company whereby a Participant may be permitted, at his option, to defer the actual receipt of all or part of a Performance Award otherwise payable to him under this Plan.

         "Participant" means an officer or other management employee of the Company who is eligible to participate in this Plan in accordance with paragraph 4 hereof.

         "Performance Award" means the compensation payable under this Plan to a Participant for an Award Period. A Performance Award may be payable in cash, in Centrum Stock (including Performance Award Stock), and/or in Stock Options.

         "Performance Award Pool" means the amount established by the Board, on recommendation of the Committee and/or the CEO, as available for Performance Awards for an Award Period, either for the Company as a whole, for Centrum, for one or more Subsidiaries, for all Participants, or for a specified category of Participants. A Performance Award Pool may be expressed as a dollar amount, as a percentage of the Company's or a Subsidiary's pre-tax or post-tax earnings, or in any other manner determined by the Board.

         "Performance Award Stock" means Centrum Stock distributed or distributable under this Plan subject to such limitations, restrictions, and/or conditions on the dividend, voting, redemption, transferability, and/or other terms thereof, including but not limited to a risk of complete and/or partial forfeiture, as may be imposed by the Committee in accordance with paragraph 10 hereof.

         "Performance Objective" means an objective established in accordance with paragraph 7 hereof for the performance of the Company during an Award Period.

         "Plan" means this Centrum Industries, Inc. Performance Award Plan as set forth herein or as from time to time amended.

         "Secretary" shall mean the Secretary of Centrum or, if the Board or the Committee so determines, an Assistant Secretary of Centrum designated by the Board or the Committee to perform the duties of the Secretary under this Plan.

         "Stock Option" means an option granted under the Centrum Industries, Inc. Employees Stock Option Plan (the "Stock Option Plan") for the purchase of Centrum Stock.

         "Subsidiary" means any corporation (or limited liability company, partnership, or other unincorporated business entity, including a separately identifiable operating division or business unit of Centrum or a Subsidiary) 50 percent or more of the voting shares (or other ownership interests) of which are owned, directly or indirectly, by Centrum.

         Words of the masculine gender include correlative words of the feminine and neuter genders and vice versa, and words denoting the singular include the plural and vice versa.


3.       ADMINISTRATION.

         3.1 The Plan will be administered by the Committee and the CEO. The administrative powers of the Committee shall include the powers to interpret the Plan and to exercise full and complete discretion to adopt, modify, and/or rescind (or to authorize the CEO or one or more other appropriate officers of Centrum to adopt, modify, and/or rescind) any rulings, determinations, policies, and/or procedures deemed necessary or appropriate for the maintenance and administration of the Plan. All such interpretations, rulings, determinations, policies, and procedures shall be final, conclusive, and binding upon all interested persons.

         3.2 The Committee, in its discretion on recommendation of the CEO, shall be authorized at any time and from time to time to raise, lower, or otherwise modify any Performance Objective; to increase, decrease, or otherwise adjust the amount of any Performance Award; and to accelerate or defer, in whole or in part, the payment of Performance Awards.

         3.3 Notwithstanding paragraphs 3.1 and 3.2 hereof, only the Committee may exercise any discretionary and/or administrative authority under the Plan with respect to the CEO's participation in the Plan; neither the Board nor the Committee may delegate any such authority to the CEO or to any other officer, employee, or committee of Centrum.


4. ELIGIBILITY AND PARTICIPATION. An officer or other management employee of the Company shall be a Participant eligible to participate in the Plan for all or any part of any Award Period during or before which such participation has been approved by the Committee on recommendation of the CEO. The Committee may, on recommendation of the CEO, suspend or withdraw its approval with respect to any such Participant for all or any part of any Award Period.


5. AWARD PERIODS. Award Periods, which shall be established by the Committee, will begin on any April 1 and end on any subsequent March 31, so long as each Award Period consists of at least one full fiscal year of Centrum. The Committee may, in its discretion, establish wholly or partially concurrent Award Periods.


6.       PERFORMANCE AWARD POOLS.

         6.1 One or more Performance Award Pools shall be established by the Board, on recommendation of the Committee and/or the CEO, for each Award Period. The Committee, on recommendation of the CEO with respect to all Participants other than the CEO, shall establish within each Performance Award Pool the amount, or the basis for determining the amount, of the individual Performance Awards for each Participant, based on an evaluation of the responsibilities of each Participant and of each Participant's potential to contribute to the Company's attainment of its Performance Objective(s) for such Award Period. The Performance Award Pool(s) for each Award Period shall be established before or as soon as practicable after the beginning of each Award Period.

         6.2 In establishing the Performance Award for each Participant, the Committee, on recommendation of the CEO with respect to all Participants other than the CEO, shall specify the extent, if any, to which the Performance Award, if and to the extent earned, shall be paid in cash or in Centrum Stock, Performance Award Stock, and/or Stock Options equivalent in value to the cash amount otherwise payable, and the extent, if any, to which the Participant may be permitted to elect the form of such payment pursuant to paragraph 9.4 hereof. The Committee, in its sole discretion, shall determine the equivalence in value of Centrum Stock, Performance Award Stock, and Stock Options for purposes of this paragraph 6.2 and any other provision hereof.


7. PERFORMANCE OBJECTIVES. The Committee, on recommendation of the CEO, shall establish one or more Performance Objectives for the Company for each Award Period, or for any one or more fiscal years within an Award Period, each of which shall be expressed as the attainment by the Company or by a Subsidiary of a specified level or rate of financial performance, such as (by way of example only) pre-tax profit. Performance Objective(s) shall be established before or as soon as practicable after the beginning of each Award Period, and each Participant shall thereupon be notified thereof.

8.       DETERMINATION OF PERFORMANCE AWARDS.

         8.1 As soon as practicable after the end of each Award Period, the Committee shall determine in good faith the extent to which the Company and, to the extent applicable, each Subsidiary, have attained the Performance Objective(s) for such Award Period by reference to the Company's audited financial statements and other internally generated financial statements and other relevant financial data for such Award Period.

         8.2 Upon making its determinations under paragraph 8.1 hereof, and on the basis thereof, the Committee shall determine the extent to which the Performance Awards for each Award Period shall be deemed to have been earned and become payable, and the Committee or the CEO shall notify each Participant thereof.

         8.3 However, and notwithstanding paragraphs 8.1 and 8.2 hereof, the Committee or the CEO, in its or his discretion, may reduce or eliminate the Performance Award of any Participant for any Award Period to the extent the Committee or the CEO determines that such Participant's performance for such Award Period or significant part thereof did not materially contribute to the Company's attainment of one or more of its Performance Objectives for such Period or that any act or omission by such Participant has adversely affected (or can be reasonably expected to adversely affect) the Company.


9.       PAYMENT OF PERFORMANCE AWARDS.

         9.1 Except to the extent deferred at the option of a Participant in accordance with a Deferred Compensation Plan, each Participant's Performance Award for each Award Period, to the extent earned and payable as determined in accordance with paragraph 8 hereof, shall be paid to him as soon as practicable after such determination has been made. Except to the extent the Committee may have specified, or a Participant may have elected pursuant to paragraph 9.4, that a Performance Award is to be paid in the form of Centrum Stock, Performance Award Stock, or Stock Options, Performance Awards shall be paid in cash.

         9.2 In the event of a Participant's death after the end of an Award Period but before his Performance Award, if any, for such Award Period has been paid to him, it shall be paid to the beneficiary or beneficiaries designated by him in writing filed with the Company or, in the absence of any such designation or if no such designated beneficiary survives the Participant, to the Participant's estate.

         9.3 If a Participant's employment with the Company is terminated, voluntarily or involuntarily, for any reason during an Award Period or thereafter but before his Performance Award for such Award Period has been fully paid to him, or if he is transferred during an Award Period to a position with the Company which the Committee, on recommendation of the CEO, determines no longer qualifies him to be a Participant eligible to participate in this Plan, a part of his Performance Award, if any, for such Award Period, proportionate to the part of such Award Period during which he remained a Participant, may be paid to him if the Committee, on recommendation of the CEO but otherwise in its sole and unlimited discretion, so determines. In the absence of such a determination by the Committee, no Performance Award for such Award Period shall be payable to such former Participant.

         9.4 To the extent, if any, permitted by the Committee pursuant to paragraph 6.2 hereof, a Participant may elect, by written notice to the Committee on or before the last day of the third month preceding the end of an Award Period (or on or before such subsequent date not later than the end of such Award Period, as determined by the Committee), to receive distribution of all or any specified part of his Performance Award for such Award Period in the form of Centrum Stock, Performance Award Stock, and/or Stock Options with a value at the date of distribution equivalent, as determined by the Committee in its sole discretion, to the dollar amount of such Performance Award or part thereof if payable in cash.

         9.5 The Company shall have the right to deduct from any amount payable under this Plan and/or from any other compensation payable to a Participant at any time, any taxes required by law to be withheld with respect to any such amount payable hereunder. The Company shall have the right to require a Participant to pay to the Company in cash any such required withholding amount with respect to any amount payable in the form of Centrum Stock and/or Performance Award Stock hereunder, in which event the Company shall have a duty to remit such withholding amount to the proper taxing authorities in a timely fashion.


10.      PERFORMANCE AWARD STOCK.

         10.1 The aggregate number of shares of Centrum Stock, including Performance Award Stock, which may be issued in payment of Performance Awards under this Plan shall not exceed 250,000. Shares for which Stock Options may be issued under this Plan shall not count against such aggregate limit, but shall be subject to any limits imposed by the terms of the Stock Option Plan.

         10.2 Certificates for shares of Performance Award Stock distributed pursuant to paragraph 9.4 shall be issued in the name of the Participant to whom distributable, imprinted with a legend stating that the shares represented thereby may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of except in accordance with the limitations, restrictions, and/or conditions imposed pursuant to this Plan, and each transfer agent for Centrum Stock shall be instructed to like effect with respect to the Performance Award Stock. In aid thereof, if required by the Committee, a Participant shall, immediately upon receipt of the certificate(s) for any Performance Award Stock, deposit such certificate(s) together with a stock power or other instrument of transfer, appropriately endorsed in blank, with the Secretary, acting as escrow agent under written instructions issued by the Committee consistent with applicable provisions of this Plan and with the limitations, restrictions, and/or conditions imposed on such Performance Award Stock. Upon issuance of such certificates, the Participant shall thereupon be a shareholder of all of the Performance Award Stock represented thereby. As such, the Participant will have all the rights of a shareholder with respect to such shares, including the right to vote them and to receive all dividends and other distributions paid with respect to them, subject, however, to the limitations, restrictions, and/or conditions imposed thereon by the Committee in accordance with this Plan.

         10.3 The Committee shall specify a period (the "Restricted Period") during which Performance Award Stock distributed to a Participant in payment of a Performance Award shall not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of, and shall specify any other limitations, restrictions, and/or other conditions to be imposed with respect to the Performance Award Stock distributable in payment of a Performance Award, concurrently with or as soon as practicable after its establishment of the Performance Objective(s) for the related Award Period pursuant to paragraph 6 hereof. The Committee may, in its discretion, provide that a Restricted

         Period will end, notwithstanding other applicable provisions, upon the occurrence of a change in control of Centrum or of the Subsidiary by which the Participant is employed. For purposes hereof, a "change in control" means the acquisition of all or substantially all of the assets of Centrum or such Subsidiary by another corporation or corporations; a merger or consolidation of Centrum with another corporation or corporations in which Centrum is not the surviving corporation; a merger or consolidation of such Subsidiary with another corporation or corporations (other than Centrum or another Subsidiary) in which such Subsidiary is not the surviving corporation; or any other event or condition whereby Centrum or such Subsidiary becomes a wholly- or majority-owned subsidiary or otherwise comes under the control of another corporation or corporations. As used herein, the word "corporation" shall be interpreted to include (without limitation) a proprietorship, a general or limited partnership, a limited liability company, a joint venture, a trust, and/or any other form of business entity or organization.

         10.4 If a Participant's employment is terminated, voluntarily or involuntarily, for any reason other than such Participant's death at any time during the Restricted Period applicable to any Performance Award Stock, such Stock shall be forfeited and the certificates therefor returned to Centrum. Upon the expiration of the Restricted Period applicable to any Performance Award Stock, or upon the earlier death of the Participant to whom such Performance Award Stock was distributed, all limitations, restrictions, and/or conditions imposed by the Committee pursuant to this Plan shall lapse, such Performance Award Stock shall, if applicable, be released from escrow, and the restricted certificates therefor shall be exchanged for unrestricted certificates to be issued to and in the name of the Participant or, if issued by reason of his death, his beneficiary or beneficiaries under paragraph 9.2 hereof.

         10.5 In the event that the outstanding shares of Centrum Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of Centrum, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of common stock effected without receipt of consideration by Centrum (provided, however, that conversion of any convertible securities shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares of Performance Award Stock distributed or distributable under this Plan. Any such adjustment made by the Committee shall be final and binding upon all Participants, the Company, and all other interested persons.


11. AMENDMENT OR TERMINATION OF THE PLAN. The Board, in its sole discretion, may amend, suspend, or terminate the Plan at any time, except that no such action shall adversely affect the rights of any person with respect to a Performance Award that has become payable in accordance with paragraph 9 hereof without such person's consent.


12. NONDISCLOSURE AND NONCOMPETITION AGREEMENTS. The Committee may condition the grant and/or payment of any Performance Award upon the execution by the Participant of a nondisclosure and noncompetition agreement in such form as the Committee may prescribe.

13.      MISCELLANEOUS.

         13.1 Nothing in the Plan shall confer on any Participant or other employee of the Company any right to continue in the employ of the Company or limit in any way the right of the Company to terminate any such person's employment at any time.

         13.2 No rights under this Plan shall be assignable or transferable, or subject to encumbrance of any nature, except to the extent that a Participant may designate a beneficiary to receive any payment to be made following his death. If any Participant or beneficiary shall attempt to assign, transfer, encumber or charge any such right, or should such right be subjected to attachment, execution, garnishment, sequestration or other legal, equitable or other process, it shall thereupon pass to such one or more persons as may be designated by the Committee from among the Participant, any beneficiary theretofore designated by the Participant, and any spouse, parent, or child of such Participant or beneficiary.

         13.3 With respect to the rights of Participants under the Plan, the obligations of the Company under the Plan shall be wholly unsecured. The Company shall be under no obligation to reserve, segregate or earmark any cash or other property for the payment of any amounts under the Plan.

         13.4 GOVERNING LAW. The laws of the State of Ohio and, to the extent applicable, the General Corporation Law of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Plan regardless of the law that might be applied under principles of conflicts of laws.


14. EFFECTIVE DATE. This Plan, when approved by the shareholders of Centrum and duly executed, shall be effective as of June 10, 1998.


IN WITNESS WHEREOF, the Board of Directors of Centrum Industries, Inc., has caused this Centrum Industries, Inc. Performance Award Plan to be executed by a duly authorized officer of the corporation, this 10th day of -June, 1998.


                                            CENTRUM INDUSTRIES, INC.


                                            By  /s/ George H. Wells
                                              --------------------------
                                                     President
Attest:


By  /s/   Timothy M. Hunter
  -----------------------------
          Secretary

                                   APPENDIX 2

                            CENTRUM INDUSTRIES, INC.

                           EMPLOYEES STOCK OPTION PLAN

                            CENTRUM INDUSTRIES, INC.
                           EMPLOYEES STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I - DEFINITIONS .....................................................35

ARTICLE II - SHARES SUBJECT TO PLAN .........................................38
         Section 2.1 -     Shares Subject to Plan ...........................38
         Section 2.2 -     Unexercised Options ..............................38
         Section 2.3 -     Changes in Company's Shares ......................38

ARTICLE III - GRANTING OF OPTIONS ...........................................38
         Section 3.1 -     Eligibility ......................................38
         Section 3.2 -     Qualification of Incentive Stock Options .........38
         Section 3.3 -     Granting of Options ..............................38

ARTICLE IV - TERMS OF OPTIONS ...............................................39
         Section 4.1 -     Option Agreement .................................39
         Section 4.2 -     Option Price .....................................39
         Section 4.3 -     Commencement of Exercisability ...................39
         Section 4.4 -     Expiration of Options ............................40
         Section 4.5 -     Consideration ....................................41
         Section 4.6 -     Adjustments in Outstanding Options ...............41
         Section 4.7 -     Merger, Consolidation, Acquisition, Liquidation
                             or Dissolution ................................ 41
         Section 4.8 -     No Right to Continued Employment .................42
ARTICLE V - EXERCISE OF OPTIONS .............................................42
         Section 5.1 -     Persons Eligible to Exercise .....................42
         Section 5.2 -     Partial Exercise .................................42
         Section 5.3 -     Manner of Exercise ...............................42
         Section 5.4 -     Certain Timing Requirements ......................43
         Section 5.5 -     Conditions to Issuance of Stock Certificates .....43
         Section 5.6 -     Rights as Stockholders ...........................44
         Section 5.7 -     Transfer Restrictions on Shares ..................44

ARTICLE VI - ADMINISTRATION .................................................44
         Section 6.1 -     Compensation Committee ...........................44
         Section 6.2 -     Duties and Powers of Committee ...................45
         Section 6.3 -     Majority Rule ....................................45
         Section 6.4 -     Compensation; Professional Assistance; Good
                             Faith Actions ..................................45
ARTICLE VII - OTHER PROVISIONS ..............................................45
         Section 7.1 -     Options Not Transferable .........................45
         Section 7.2 -     Amendment, Suspension or Termination of the Plan .45
         Section 7.3 -     Approval of Plan by Stockholders .................46

         Section 7.4 -     Effect of Plan Upon Other Option and Compensation
                             Plans ..........................................46
         Section 7.5 -     Titles ...........................................46
         Section 7.6 -     Conformity to Securities Laws ....................46
         Section 7.7 -     Governing Law ....................................46

                            CENTRUM INDUSTRIES, INC.
                           EMPLOYEES STOCK OPTION PLAN


         CENTRUM INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this Centrum Industries, Inc. Employees Stock Option Plan. The purposes of this Stock Option Plan are as follows:

         (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its Employees by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of the type of professional, technical, managerial, and other employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Code (as defined hereunder).

                                    ARTICLE I

                                   DEFINITIONS

         Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

         "Board" shall mean the Board of Directors of the Company.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 6.1.

         "Common Stock" shall mean the Company's common stock, $.05 par value.

         "Company" shall mean Centrum Industries, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

         "Director" shall mean a member of the Board.

         "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code or as defined in General Instruction A.1.(a) of Form S-8 of the Securities and Exchange Commission) of the Company or of a Parent Corporation or Subsidiary, whether such employee meets this definition of "Employee" at the time this Plan is adopted or does so subsequent to the adoption of this Plan.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

         "Incentive Stock Option" shall mean an Option which qualifies under
Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

         "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

         "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as such Rule may be amended in the future.

         "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

         "Optionee" shall mean an Employee to whom an Option is granted under the Plan.

         "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of this definition, the word "corporation" includes a limited liability company, partnership, or other form of business entity (including any separately identifiable operating division or business unit of the Company or of a Subsidiary), and the word "stock" includes ownership interests in any such limited liability company, partnership, or other form of business entity.

         "Plan" shall mean this Centrum Industries, Inc. Employees Stock Option Plan.

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

         "Secretary" shall mean the Secretary of the Company or, if the Board or the Committee so determines, an Assistant Secretary of the Company designated by the Board or the Committee to perform the duties of the Secretary under this Plan.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Stock Option Agreement" shall mean a written agreement between the Company and an Optionee pursuant to Section 4.1 of the Plan whereby an Option or Options are granted to the Optionee.

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of this definition, the word "corporation" includes a limited liability company, partnership, or other form of business entity (including any separately identifiable operating division or business unit of the Company or of a Subsidiary), and the word "stock" includes ownership interests in any such limited liability company, partnership, or other form of business entity.

         "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, total disability or retirement, but excluding (i) terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary or (ii) with respect to any Non-Qualified Option, terminations where the Optionee continues a relationship (e.g., as a director or officer or as a consultant) with the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any of its Subsidiaries has an absolute and unrestricted right to terminate any Optionee's employment at any time for any reason whatsoever, with or without cause.

         "Transferable Option" means a Non-Qualified Option which by its terms, as determined by the Committee and set forth in the applicable Option Agreement (or an amendment thereto), may be transferred by the Optionee, in writing and with written notice thereof to the Committee, by gift, without the receipt of any consideration, (i) to such Optionee's spouse; (ii) to any child or more remote lineal descendant of such Optionee or to the spouse of any such child or more remote lineal descendant; or (iii) to any trust, custodianship, or other similar fiduciary relationship maintained for the benefit of any one or more of such persons, but is otherwise nontransferable except by will or the applicable laws of descent and distribution.

         "Transferee" shall mean any person or entity to whom or to which an Optionee has transferred a Transferable Option.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

         SECTION 2.1 - SHARES SUBJECT TO PLAN. The shares of stock subject to Options shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 1,000,000.

         SECTION 2.2 - UNEXERCISED OPTIONS. If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be granted hereunder, subject to the limitations of Section 2.1.

         SECTION 2.3 - CHANGES IN COMPANY'S SHARES. In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                                   ARTICLE III

                               GRANTING OF OPTIONS

         SECTION 3.1 - ELIGIBILITY. Any Employee of the Company or of a Parent Corporation or Subsidiary shall be eligible to be granted Options, except as provided in Section 3.2. The Board, on the recommendation of the CEO but otherwise in its absolute discretion, shall from time to time determine the Employees (including those to whom options have been previously granted under this Plan or otherwise) to whom Options are to be granted and, subject to
Section 2.1, the number of shares of Common Stock, in the aggregate, for which Options are to be granted.

         SECTION 3.2 - QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

         SECTION 3.3 - GRANTING OF OPTIONS. (a) The Committee shall from time to time, in its absolute discretion:

                  (1) Determine the number of shares to be subject to such Options granted to such selected Employees, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

                  (2) Determine the terms and conditions of such Options, consistent with the Plan, including, but not limited to such terms and conditions as may be required in order to make a Non-Qualified Option a Transferable Option.

         (b) Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of the surrendered Option.

                                   ARTICLE IV

                                TERMS OF OPTIONS

         SECTION 4.1 - OPTION AGREEMENT. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code. Stock Option Agreements evidencing Transferable Options shall contain (or may be amended to contain) such terms and conditions as may be necessary to meet the definition of a Transferable Option under Section 1.22 hereof.

         SECTION 4.2 - OPTION PRICE. The price of the shares subject to each Option shall be set by the Committee; provided, however, that in the case of an Incentive Stock Option the price per share shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted and that in the case of a Non-Qualified Stock Option the price per share shall be not less than:

                  (a) 100% of the Fair Market Value of such shares on the date such Option is granted or, if greater,

                  (b) the average of the daily Fair Market Value of such shares over the four weeks immediately preceding the date on which such Option is granted or, if greater,

                  (c) two dollars;

provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the Fair Market Value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

         SECTION 4.3 - COMMENCEMENT OF EXERCISABILITY. (a) No Option may be exercised in whole or in part during the first year after such Option is granted, except as may be provided in Sections 4.7 and 4.3(c).

         (b) Subject to the provisions of Sections 4.3(a), 4.3(c), 4.3(d), 4.7 and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.3(d), 4.7 and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

         (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Employment because of the Optionee's normal retirement or total disability (each as determined by the Committee in accordance with Company policies), death or early retirement with the consent of the Committee.

         (d) To the extent that the aggregate Fair Market Value of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be taxed as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.3(d), the Fair Market Value of Common Stock shall be determined as of the time the option with respect to such stock is granted.

         SECTION 4.4 - EXPIRATION OF OPTIONS. (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

                  (1) In the case of an Incentive Stock Option, (A) the expiration of ten years from the date the Option was granted, or (B) in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Option was granted; or

                  (2) In the case of a Non-Qualified Option, the expiration of ten years and one day from the date the Option was granted; or

                  (3) Except in the case of (A) any Optionee who is totally disabled (within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, or otherwise as determined by the Committee in accordance with Company policies), (B) any Optionee who retires within the meaning of clause (5) below, (C) any Optionee who dies or (D) any Optionee whose right to exercise his Option is extended by the Committee pursuant to clause (7) below, the expiration of three months from the date of the Optionee's Termination of Employment for any reason unless the Optionee dies within said three-month period; or

                  (4) In the case of an Optionee who is totally disabled (within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, or otherwise as determined by the Committee in accordance with Company policies), the expiration of one year from the date of the Optionee's Termination of Employment by reason of his disability unless the Optionee dies within said one-year period; or

                  (5) In the case of an Optionee who retires after reaching the Company's normal retirement age or who takes early retirement with the consent of the Committee, the expiration of three years from the date of Optionee's Termination of Employment by reason of such retirement; or

                  (6) The expiration of one year from the date of the Optionee's death; or

                  (7) In the case of any Optionee whose right to exercise his Option is extended by the Committee, which extension shall not exceed three years from the date of Optionee's Termination of Employment, the date upon which such extension expires.

         (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Employment because of the Optionee's normal retirement (as determined by the Committee in accordance with Company policies), total disability (within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, or otherwise as determined by the Committee in accordance with Company policies), early retirement with the consent of the Committee or death.

         SECTION 4.5 - CONSIDERATION. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. The Committee may, in its discretion, also condition the grant and/or exercisability of any Option upon the execution and observance by the Optionee of a nondisclosure and/or noncompetition agreement in such form as the Committee may prescribe. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

         SECTION 4.6 - ADJUSTMENTS IN OUTSTANDING OPTIONS. In the event that the outstanding shares of Common Stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company, or of another corporation, by reason of merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

         SECTION 4.7 - MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR DISSOLUTION. Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person

(excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option.

         SECTION 4.8 - NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are, subject to any applicable employment agreement, hereby expressly reserved, to terminate or discharge any Optionee at any time for any reason whatsoever, with or without cause.

                                    ARTICLE V

                               EXERCISE OF OPTIONS

         SECTION 5.1 - PERSONS ELIGIBLE TO EXERCISE. During the lifetime of the Optionee, only he or his Transferee, if any, may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his Transferee, if any, or by his personal representative or any other person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. All of the terms and conditions of any Option in the hands of the Optionee during his lifetime shall be and remain fully applicable and binding on his Transferee, if any, and on any other person who may become eligible to exercise such Option.

         SECTION 5.2 - PARTIAL EXERCISE. At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

         SECTION 5.3 - MANNER OF EXERCISE. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

                  (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

                  (b) (1) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

                           (2) With the consent of the Committee, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company, or, (B) subject to the timing requirements of
         Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

                           (3) With the consent of the Committee, a full recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                            (4) With the consent of the Committee, any combination of the consideration provided in the foregoing subsections
         (1), (2) and (3); and

                  (c) The payment to the Company (or other employer) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or, (ii) subject to the timing requirements of Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment;

                  (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                  (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

         SECTION 5.4 - CERTAIN TIMING REQUIREMENTS. If otherwise authorized under Section 5.3, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Committee) made at least six months prior to the payment of such Option price or withholding taxes.

         SECTION 5.5 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                  (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                  (d) The payment to the Company (or other employer) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

                  (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

         SECTION 5.6 - RIGHTS AS STOCKHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect to any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

         SECTION 5.7 - TRANSFER RESTRICTIONS ON SHARES. Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred (i) until at least six months have elapsed from (but excluding) the date that such Option was granted or (ii) at any other time or in any manner in contravention of any applicable provision of the Securities Act and/or the Exchange Act. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                                 ADMINISTRATION

         SECTION 6.1 - COMPENSATION COMMITTEE. The Compensation Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board, each of whom is a "non-employee director" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

         SECTION 6.2 - DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code.

         SECTION 6.3 - MAJORITY RULE. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.


         SECTION 6.4 - COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                   ARTICLE VII

                                OTHER PROVISIONS

         SECTION 7.1 - OPTIONS NOT TRANSFERABLE. No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent any transfer of a Transferable Option in accordance with its terms or any transfer by will or by the applicable laws of descent and distribution. However, any options so transferred will not be covered by the Company's registration on Form S-8 with the Securities and Exchange Commission, as its rules and regulations are in effect on the effective date of the Plan; this sentence shall be deemed amended upon any corresponding amendment or interpretation of the Securities and Exchange Commission to or of its rules and regulations which permits an Option so transferred to be registered on a Form S-8. If any Optionee shall attempt to assign, transfer, encumber or charge any such right in contravention of the foregoing, or should such right be subjected to attachment, execution, garnishment, sequestration or other legal, equitable or other process, it shall thereupon be forfeited by the Optionee and pass to such one or more persons as may be designated by the Committee from among the Optionee and any person or entity to whom or to which a Transferable Option issued to such Optionee may be transferred hereunder.

         SECTION 7.2 - AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee.

However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in Section
2.1 on the maximum number of shares which may be issued on exercise of Options, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2, extend the limit imposed in this Section 7.2 on the period during which Options may be granted or amend or modify the Plan in a manner requiring stockholder approval under Rule 16b-3. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

                  (a) The expiration of ten years from the date the Plan is adopted by the Board; or

                  (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.3.

         SECTION 7.3 - APPROVAL OF PLAN BY STOCKHOLDERS. This Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b).

         SECTION 7.4 - EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

         SECTION 7.5 - TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

         SECTION 7.6 - CONFORMITY TO SECURITIES LAWS. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         SECTION 7.7 - GOVERNING LAW. The laws of the State of Ohio and, to the extent applicable, the General Corporation Law of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Plan regardless of the law that might be applied under principles of conflicts of laws.

                                     * * * *

         I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Centrum Industries, Inc. on June 10, 1998.

         Executed on this 10th day of June, 1998.


                                               /s/ Timothy M. Hunter
                                               ---------------------
                                               Secretary

                                     * * * *

         I hereby certify that the foregoing Plan was duly approved by the stockholders of Centrum Industries, Inc. on ____ __, 1998.

         Executed on this ___ day of _______, 1998.


                                               -------------------
                                               Secretary

                                   APPENDIX 3

                     STOCK AND OPTION PLAN FOR DIRECTORS OF

                            CENTRUM INDUSTRIES, INC.

                     STOCK AND OPTION PLAN FOR DIRECTORS OF
                            CENTRUM INDUSTRIES, INC.


                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I - DEFINITIONS ....................................................51

ARTICLE II - SHARES SUBJECT TO PLAN ........................................53
         Section 2.1 -     Shares Subject to Plan ..........................53
         Section 2.2 -     Unexercised Options .............................54
         Section 2.3 -     Changes in Company's Shares .....................54

ARTICLE III - GRANTING OF OPTIONS AND AWARDS  ..............................54
         Section 3.1 -     Eligibility .....................................54
         Section 3.2 -     Granting of Options .............................54
         Section 3.3 -     Granting of Stock Awards ........................55

ARTICLE IV - TERMS OF OPTIONS ..............................................55
         Section 4.1 -     Option Agreement ................................55
         Section 4.2 -     Option Price ....................................55
         Section 4.3 -     Commencement of Exercisability ..................55
         Section 4.4 -     Expiration of Options ...........................56
         Section 4.5 -     Consideration ...................................56
         Section 4.6 -     Adjustments in Outstanding Options ..............56
         Section 4.7 -     Merger, Consolidation, Acquisition, Liquidation
                             or Dissolution ................................57

ARTICLE V - EXERCISE OF OPTIONS ............................................57
         Section 5.1 -     Persons Eligible to Exercise ....................57
         Section 5.2 -     Partial Exercise ................................57
         Section 5.3 -     Manner of Exercise ..............................57
         Section 5.4 -     Certain Timing Requirements .....................58
         Section 5.5 -     Conditions to Issuance of Stock Certificates ....58
         Section 5.6 -     Rights as Stockholders ..........................59
         Section 5.7 -     Transfer Restrictions on Shares .................59

ARTICLE VI - TERMS OF STOCK AWARDS .........................................59
         Section 6.1 -     Shares Available for Awards .....................59
         Section 6.2 -     Stock Award Agreements ..........................60
         Section 6.3 -     Issuance of Stock ...............................60
         Section 6.4 -     Restricted Period ...............................60
         Section 6.5 -     Release from Restrictions .......................60
         Section 6.6 -     Change of Shares ................................60
         Section 6.7 -     Consideration ...................................61

ARTICLE VII - ADMINISTRATION ...............................................61
         Section 7.1 -     Committee .......................................61
         Section 7.2 -     Duties and Powers of Committee ..................61
         Section 7.3 -     Majority Rule ...................................61
         Section 7.4 -     Compensation; Professional Assistance; Good
                             Faith Actions .................................61

ARTICLE VIII - OTHER PROVISIONS ............................................62
         Section 8.1 -     Options Not Transferable ........................62
         Section 8.2 -     Amendment, Suspension or Termination of the
                             Plan ..........................................62
         Section 8.3 -     Approval of Plan by Stockholders ................62
         Section 8.4 -     Effect of Plan Upon Other Option and
                             Compensation Plans ............................63
         Section 8.5 -     Titles ..........................................63
         Section 8.6 -     Conformity to Securities Laws ...................63
         Section 8.7 -     Governing Law ...................................63

                     STOCK AND OPTION PLAN FOR DIRECTORS OF
                            CENTRUM INDUSTRIES, INC.


         CENTRUM INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this Stock and Option Plan for Directors of Centrum Industries, Inc. The purposes of this Plan are as follows:

         (1) To further the growth, development and financial success of the Company by providing additional incentives to certain members of its Board of Directors who are not employees of the Company, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of the type of outside directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company.

                                    ARTICLE I

                                   DEFINITIONS

         Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

         "Board" shall mean the Board of Directors of the Company.

         "Committee" shall mean a committee of the Board appointed to administer the Plan, as provided in Section 7.1.

         "Common Stock" shall mean the Company's common stock, $.05 par value.

         "Company" shall mean Centrum Industries, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Options, outstanding under the Plan, in a transaction to which
Section 424(a) of the Internal Revenue Code would apply if such Options were "incentive stock options" within the meaning of Section 422 of said Code.

         "Director" shall mean a member of the Board, whether he is such a member at the time this Plan is adopted or becomes such a member subsequent to the adoption of this Plan, who is not an employee of the Company or of a Parent Corporation or Subsidiary.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

         "Option" shall mean an option to purchase Common Stock, granted under the Plan.

         "Optionee" shall mean a Director to whom an Option is granted under the Plan.

         "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of this definition, the word "corporation" includes a limited liability company, partnership, or other form of business entity (including any separately identifiable operating division or business unit of the Company or of a Subsidiary), and the word "stock" includes ownership interests in any such limited liability company, partnership, or other form of business entity.

         "Plan" shall mean this Stock and Option Plan for Directors of Centrum Industries, Inc.

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

         "Secretary" shall mean the Secretary of the Company or, if the Board or the Committee so determines, an Assistant Secretary of the Company designated by the Board or the Committee to perform the duties of the Secretary under this Plan.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Stock Award" shall mean a transfer or issuance of Common Stock to a Director or Transferee pursuant to the Plan.

         "Stock Award Agreement" shall mean a written agreement between the Company and a Director pursuant to Section 6.2 of the Plan whereby a Stock Award is granted to the Director.

         "Stock Option Agreement" shall mean a written agreement between the Company and an Optionee pursuant to Section 4.1 of the Plan whereby an Option or Options are granted to the Optionee.

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of this definition, the word "corporation" includes a limited liability company, partnership, or other form of business entity (including any separately identifiable operating division or business unit of the Company or of a Subsidiary), and the word "stock" includes ownership interests in any such limited liability company, partnership, or other form of business entity.

         "Termination of Membership" shall mean the time when an Optionee's membership on the Board of the Company or of a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, removal, death, total disability or retirement, but excluding (i) terminations where there is a simultaneous reelection to or other reestablishment of membership on the Board of the Company or of a Parent Corporation or a Subsidiary or (ii) terminations where the Optionee continues a relationship (e.g., as an officer or employee or as a consultant) with the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Membership.

         "Transferable Option" means an Option which by its terms, as determined by the Committee and set forth in the applicable Option Agreement (or an amendment thereto), may be transferred by the Optionee, in writing and with written notice thereof to the Committee:

                  (a) by gift, without the receipt of any consideration, (i) to such Optionee's spouse; (ii) to any child or more remote lineal descendant of such Optionee or to the spouse of any such child or more remote lineal descendant; or (iii) to any trust, custodianship, or other similar fiduciary relationship maintained for the benefit of any one or more of such persons; or

                  (b) pursuant to a binding obligation at the time the Option is granted, to a corporation, partnership, limited liability company, trust, or other form of business or investment enterprise with which such Optionee is affiliated, but is otherwise nontransferable except by will or the applicable laws of descent and distribution.

         "Transferable Stock Award" means a Stock Award which by its terms, as determined by the Committee and set forth in the applicable Stock Award Agreement (or an amendment thereto), may be transferred by the Director, in writing and with written notice thereof to the Committee:

                  (a) by gift, without the receipt of any consideration, (i) to such Director's spouse; (ii) to any child or more remote lineal descendant of such Director or to the spouse of any such child or more remote lineal descendant; or (iii) to any trust, custodianship, or other similar fiduciary relationship maintained for the benefit of any one or more of such persons; or

                  (b) pursuant to a binding obligation at the time the Stock Award is granted, to a corporation, partnership, limited liability company, trust, or other form of business or investment enterprise with which such Director is affiliated.

         "Transferee" shall mean any person or entity to whom or to which a Transferable Option has been transferred or a Transferable Stock Award has been assigned.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

         SECTION 2.1 - SHARES SUBJECT TO PLAN. The shares of stock subject to Options and Stock Awards under this Plan shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options and/or as Stock Awards shall not exceed 750,000.

         SECTION 2.2 - UNEXERCISED OPTIONS. If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be granted hereunder, subject to the limitations of Section 2.1.

         SECTION 2.3 - CHANGES IN COMPANY'S SHARES. In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued pursuant to the Plan.

                                   ARTICLE III

                         GRANTING OF OPTIONS AND AWARDS

         SECTION 3.1 - ELIGIBILITY. Any Director of the Company or of a Parent Corporation or Subsidiary shall be eligible to be granted Options or Stock Awards or both.

         SECTION 3.2 - GRANTING OF OPTIONS. (a) The Committee shall from time to time, in its absolute discretion:

                  (1) Determine the Directors (including those to whom Options and/or Stock Awards have been previously granted under the Plan) as in its opinion should be granted Options; and

                  (2) Determine the number of shares to be subject to such Options granted to such Directors; and

                  (3) Determine the terms and conditions of such Options, consistent with the Plan, including, but not limited to such terms and conditions as may be required in order to make an Option a Transferable Option.

         (b) Upon the selection of a Director to be granted an Option, the Committee shall instruct the appropriate officer or officers of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to a Director that the Director surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of the surrendered Option.

         SECTION 3.3 - GRANTING OF STOCK AWARDS. (a) The Committee shall from time to time, in its absolute discretion:

                  (1) Determine the Directors (including those to whom Options and/or Stock Awards have been previously granted under the Plan) as in its opinion should be granted Stock Awards; and

                  (2) Determine the number of shares to be subject to such Stock Awards granted to such Directors; and

                  (3) Determine the terms and conditions of such Stock Awards, consistent with the Plan.

         (b) Upon the selection of a Director to be granted a Stock Award, the Committee shall instruct the appropriate officer or officers of the Company to transfer or issue the requisite shares of Common Stock to such Director and may impose such conditions on the transfer or issuance of such Common Stock as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of a Stock Award to a Director that the Director surrender for cancellation some or all of the unexercised Options which may have been previously granted to him. A Stock Award the grant of which is conditioned upon such surrender may cover the same (or a lesser or greater) number of shares as the surrendered Option and may contain such other terms as the Committee deems appropriate.

                                   ARTICLE IV

                                TERMS OF OPTIONS

         SECTION 4.1 - OPTION AGREEMENTS. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Director, as Optionee, and an authorized officer of the Company, and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Transferable Options shall contain (or may be amended to contain) such terms and conditions as may be necessary to meet the definition of a Transferable Option under Section 1.16 hereof.

         SECTION 4.2 - OPTION PRICE. The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than:

                  (a) 100% of the Fair Market Value of such shares on the date such Option is granted or, if greater,

                  (b) the average of the daily Fair Market Value of such shares over the four weeks immediately preceding the date on which such Option is granted or, if greater,

                  (c) two dollars.

         SECTION 4.3 - COMMENCEMENT OF EXERCISABILITY. (a) No Option may be exercised in whole or in part during the first year after such Option is granted, except as may be provided in Sections 4.7 and 4.3(c).

         (b) Subject to the provisions of Sections 4.3(a), 4.3(c), 4.7 and 8.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.7 and 8.3, accelerate the time at which such Option or any portion thereof may be exercised.

         (c) No portion of an Option which is unexercisable at Termination of Membership shall thereafter become exercisable; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Membership because of the Optionee's retirement or total disability (each as determined by the Committee in accordance with Company policies) or death.

         SECTION 4.4 - EXPIRATION OF OPTIONS. (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

                  (1) The expiration of ten years and one day from the date the Option was granted; or

                  (2) The expiration of three months from the date of the Optionee's Termination of Membership for cause (as determined by the Committee in accordance with the Company's Bylaws or applicable law); or

                  (3) In the case of any Optionee whose right to exercise his Option is extended by the Committee, which extension shall not exceed ten years from the date of Optionee's Termination of Membership, the date upon which such extension expires.

         (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Membership; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Membership because of the Optionee's retirement or total disability (as determined by the Committee in accordance with Company policies) or death.

         SECTION 4.5 - CONSIDERATION. In consideration of the granting of an Option by the Company, the Director shall agree, in the written Stock Option Agreement, to render faithful and efficient services to the Company as a member of its Board of Directors. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Director any right to continue as a member of the Board of the Company or of any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to terminate any Director's Board membership at any time for any reason whatsoever, with or without cause, by appropriate stockholder action or otherwise as permitted by law.

         SECTION 4.6 - ADJUSTMENTS IN OUTSTANDING OPTIONS. In the event that the outstanding shares of Common Stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company, or of another corporation, by reason of merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event.

Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

         SECTION 4.7 - MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR DISSOLUTION. Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option.

                                    ARTICLE V

                               EXERCISE OF OPTIONS

         SECTION 5.1 - PERSONS ELIGIBLE TO EXERCISE. During the lifetime of the Optionee, only he or his Transferee, if any, may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his Transferee, if any, or by his personal representative or any other person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. All of the terms and conditions of any Option in the hands of the Optionee during his lifetime shall be and remain fully applicable and binding on his Transferee, if any, and on any other person who may become eligible to exercise such Option.

         SECTION 5.2 - PARTIAL EXERCISE. At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

         SECTION 5.3 - MANNER OF EXERCISE. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

                  (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

                  (b) (1) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

                           (2) With the consent of the Committee, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company, or, (B) subject to the timing requirements of
         Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

                           (3) With the consent of the Committee, a full recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Internal Revenue
         Code) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                            (4) With the consent of the Committee, any combination of the consideration provided in the foregoing subsections
         (1), (2) and (3); and

                  (c) The payment to the Company (or other applicable corporation) of all amounts, if any, which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or, (ii) subject to the timing requirements of Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment;

                  (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                  (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

         SECTION 5.4 - CERTAIN TIMING REQUIREMENTS. If otherwise authorized under Section 5.3, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or any withholding taxes (subject to the approval of the Committee) made at least six months prior to the payment of such Option price or withholding taxes.

         SECTION 5.5 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                  (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                  (d) The payment to the Company (or other applicable corporation) of all amounts, if any, which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

                  (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

         SECTION 5.6 - RIGHTS AS STOCKHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect to any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

         SECTION 5.7 - TRANSFER RESTRICTIONS ON SHARES. Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Option by any Director or Transferee may be sold, assigned, pledged, encumbered or otherwise transferred (i) until at least six months have elapsed from (but excluding) the date that such Option was granted or (ii) at any other time or in any manner in contravention of any applicable provision of the Securities Act and/or the Exchange Act. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares.

                                   ARTICLE VI

                              TERMS OF STOCK AWARDS

         SECTION 6.1 - SHARES AVAILABLE FOR AWARDS. The shares of stock available for issuance pursuant to the Stock Award provisions of this Plan shall be shares of the Company's Common Stock. The maximum number of shares which may be issued pursuant to the Stock Award provisions of this Plan shall not exceed the number of shares specified as available for issuance upon exercise of Options and/or as Stock Awards in Section 2.1 hereof, reduced by the number of such shares previously issued upon exercise of Options plus the number of shares subject to outstanding Options.

         SECTION 6.2 - STOCK AWARD AGREEMENTS. Each Stock Award shall be evidenced by a written Stock Award Agreement, which shall be executed by the Director, as recipient of the Stock Award, and an authorized officer of the Company, and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

         SECTION 6.3 - ISSUANCE OF STOCK. Certificates for shares of Common Stock issued pursuant to this Plan shall be issued in the name of the Director to whom distributable, imprinted with a legend stating that the shares represented thereby may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of except in accordance with the limitations, restrictions, and/or conditions imposed pursuant to this Plan, and each transfer agent for the Common Stock shall be instructed to like effect with respect to Common Stock issued subject to any such restrictions hereunder. In aid thereof, if required by the Committee, a Director shall, immediately upon receipt of the certificate(s) for any restricted Common Stock, deposit such certificate(s) together with a stock power or other instrument of transfer, appropriately endorsed in blank, with the Secretary, acting as escrow agent under written instructions issued by the Committee consistent with applicable provisions of this Plan and with the limitations, restrictions, and/or conditions imposed on such Common Stock. Upon issuance of such certificates, the Director shall thereupon be a shareholder of all of the Common Stock represented thereby. As such, the Director will have all the rights of a shareholder with respect to such shares, including the right to vote them and to receive all dividends and other distributions paid with respect to them, subject, however, to the limitations, restrictions, and/or conditions imposed thereon by the Committee in accordance with this Plan.

         SECTION 6.4 - RESTRICTED PERIOD. The Committee shall specify a period (the "Restricted Period") during which Common Stock distributed to a Director pursuant to a Stock Award shall not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of, and shall specify any other limitations, restrictions, and/or other conditions to be imposed with respect to such Common Stock, concurrently with the grant of the Stock Award hereunder. The Committee may, in its discretion, provide that a Restricted Period will end, notwithstanding other applicable provisions, upon the occurrence of a change in control of Centrum. For purposes hereof, a "change in control" means the acquisition of all or substantially all of the assets of Centrum by another corporation or corporations; a merger or consolidation of Centrum with another corporation or corporations in which Centrum is not the surviving corporation; or any other event or condition whereby Centrum becomes a wholly- or majority-owned subsidiary or otherwise comes under the control of another corporation or corporations. As used herein, the word "corporation" shall be interpreted to include (without limitation) a proprietorship, a general or limited partnership, a limited liability company, a joint venture, a trust, and/or any other form of business entity or organization.

         SECTION 6.5 - RELEASE FROM RESTRICTIONS. If a Director's Board membership is terminated for any reason other than such Director's death at any time during the Restricted Period applicable to any Common Stock issued hereunder, such Common Stock shall be forfeited and the certificates therefor returned to the Company. Upon the expiration of the Restricted Period applicable to any Common Stock, or upon the earlier death of the Director to whom such Common Stock was distributed, all limitations, restrictions, and/or conditions imposed by the Committee pursuant to this Plan shall lapse, such Common Stock shall, if applicable, be released from escrow, and the restricted certificates therefor shall be exchanged for unrestricted certificates to be issued to and in the name of the Director or, if issued by reason of his death, his estate.

         SECTION 6.6 - CHANGE OF SHARES. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of common stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares of Common Stock distributed or distributable under this Plan. Any such adjustment made by the Committee shall be final and binding upon all Directors, the Company, and all other interested persons.

         SECTION 6.7 - CONSIDERATION. In consideration of the granting of a Stock Award by the Company, the Director shall agree, in the written Stock Award Agreement, to render faithful and efficient services to the Company as a member of its Board of Directors. Nothing in this Plan or in any Stock Award Agreement hereunder shall confer upon any Director any right to continue as a member of the Board of the Company or of any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to terminate any Director's Board membership at any time for any reason whatsoever, with or without cause, by appropriate stockholder action or otherwise as permitted by law.

                                   ARTICLE VII

                                 ADMINISTRATION

         SECTION 7.1 - COMMITTEE. The Committee shall consist of two or more members of the Board, appointed by and holding office at the pleasure of the Board, each of whom is a "non-employee director" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

         SECTION 7.2 - DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

         SECTION 7.3 - MAJORITY RULE. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

         SECTION 7.4 - COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VIII
                                OTHER PROVISIONS

         SECTION 8.1 - OPTIONS NOT TRANSFERABLE. No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 8.1 shall prevent any transfer of a Transferable Option in accordance with its terms or any transfer by will or by the applicable laws of descent and distribution. However, any options so transferred will not be covered by the Company's registration on Form S-8 with the Securities and Exchange Commission, as its rules and regulations are in effect on the effective date of the Plan; this sentence shall be deemed amended upon any corresponding amendment or interpretation of the Securities and Exchange Commission to or of its rules and regulations which permits an Option so transferred to be registered on a Form S-8. If any Optionee shall attempt to assign, transfer, encumber or charge any such right in contravention of the foregoing, or should such right be subjected to attachment, execution, garnishment, sequestration or other legal, equitable or other process, it shall thereupon be forfeited by the Optionee and pass to such one or more persons as may be designated by the Committee from among the Optionee and any person or entity to whom or to which a Transferable Option issued to such Optionee may be transferred hereunder.

         SECTION 8.2 - AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2, extend the limit imposed in this Section 8.2 on the period during which Options may be granted or amend or modify the Plan in a manner requiring stockholder approval under Rule 16b-3. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

                  (a) The expiration of ten years from the date the Plan is adopted by the Board; or

                  (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 8.3.

         SECTION 8.3 - APPROVAL OF PLAN BY STOCKHOLDERS. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b).

         SECTION 8.4 - EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for members of the Board of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

         SECTION 8.5 - TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

         SECTION 8.6 - CONFORMITY TO SECURITIES LAWS. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         SECTION 8.7 - GOVERNING LAW. The laws of the State of Ohio and, to the extent applicable, the General Corporation Law of the State of Delaware, shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Plan regardless of the law that might be applied under principles of conflicts of laws.

                                     * * * *
         I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Centrum Industries, Inc. on June 10, 1998.

         Executed on this 10th day of June, 1998.

                                               /s/   Timothy M. Hunter
                                               ------------------------
                                                     Secretary

                                     * * * *
         I hereby certify that the foregoing Plan was duly approved by the stockholders of Centrum Industries, Inc. on ____ ___, 1998.

         Executed on this ___ day of _____, 1998.


                                               -------------------
                                               Secretary

                                   APPENDIX 4

                         FEDERAL INCOME TAX CONSEQUENCES
                     ISSUANCE AND EXERCISE OF STOCK OPTIONS

         In general, under the Internal Revenue Code as currently in effect, the Company's tax consequences in connection with the issuance and exercise of stock options granted as compensation for the performance of services, and/or with the compensatory issuance of restricted or unrestricted stock, will depend upon and correspond to the nature and timing of the tax treatment accorded to the recipient of such compensation. (As used in this Appendix, the term "restricted stock" refers to Performance Award Stock issued under the Performance Award Plan or to restricted stock awarded under the Directors Stock and Option Plan.)

         Generally, an individual will not be deemed to recognize any income for federal income tax purposes at the time a stock option is granted or when a restricted stock award is made, nor will the Company be entitled to a tax deduction at that time. However, when any part of an option is exercised, when restrictions on restricted stock lapse, or when an unrestricted stock award is made, the federal income tax consequences to the recipient, and the corresponding federal income tax consequences to the Company, may be summarized as follows:

1. Upon exercise of a nonqualified stock option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the option price. The Company will thus become entitled to a corresponding federal income tax deduction at the same time.

2. Upon exercise of an incentive stock option ("ISO"), the optionee generally incurs no immediate tax liability (although the excess of the fair market value of the stock on the exercise date over the option price is included in the optionee's income for purposes of the alternative minimum tax) and the Company is not entitled to a deduction. If no disposition of the ISO stock is made before the later of one year from the date of exercise or two years from the date of grant, the optionee will realize a long-term capital gain or loss upon a sale of the stock, equal to the difference between the option price and the sale price, and the Company will never be entitled to an income tax deduction in connection with the ISO.

3. If ISO stock is not held for the required period, the optionee will generally incur ordinary income tax treatment at the time of the sale on the excess of the fair market value of the stock on the date of exercise (or, if less, the amount realized on the sale of the stock) over the option price, and the balance of any gain or loss will be treated as capital gain or loss (long-term or short-term, depending on whether or not the shares have been held for the applicable holding period to qualify for long-term treatment). Such a premature disposition of ISO stock will result in a concurrent tax deduction for the Company corresponding to the amount of the ordinary income recognized by the optionee.

4. To the extent that the exercise price under an ISO or nonqualified option is paid by surrendering previously-acquired shares of Centrum common stock in lieu of cash, the transaction will generally be treated as a non-taxable exchange of like shares of stock. Consequently, the optionee will not generally recognize any otherwise taxable gain on the shares surrendered, and a number of the shares received equal to the number of shares surrendered will have the same basis and holding period, for purposes of computing the gain or loss on any future disposition, as the shares surrendered. Additional shares received will have a basis equal to the amount of ordinary income, if any, recognized on exercise of the option plus the amount of the option price, if any, paid in cash, and a holding period commencing on the date of exercise. An option exercise utilizing previously-acquired Centrum common stock will have no bearing on the tax consequences to the Company.

5. Upon an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Generally, the fair market value of the stock will not be taxable to the recipient as ordinary income until the year in which his or her interest in the stock has become fully vested, i.e., is freely transferable and is no longer subject to a substantial risk of forfeiture. However, the recipient may elect to recognize income when the stock is received, before his or her interest in the stock becomes fully vested. If the recipient makes this election, the amount taxed to the recipient as ordinary income is determined as of the date of receipt of the restricted stock. The Company will generally be allowed a concurrent and corresponding income tax deduction whenever a recipient recognizes ordinary income upon the expiration or lapse of restrictions on restricted stock or whenever a recipient elects to recognize income upon receipt of restricted stock.

6. Whenever a cash payment is made pursuant to any compensation plan, the recipient recognizes the amount of the cash payment as ordinary income and the Company is generally entitled to a concurrent deduction in the same amount. Similarly, whenever common stock or any other property is transferred without restrictions to an employee as compensation for the performance of services, the recipient recognizes the current fair market value of the unrestricted stock or other property as ordinary income and the Company will generally be entitled to a concurrent deduction in the same amount.

7. The Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to an individual who, on the last day of the taxable year, is the Company's chief executive officer or among one of its four other most highly compensated officers for that year. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that Performance Awards payable under the Performance Award Plan and compensation attributable to stock options granted under the Employees Stock Option Plan will be treated as qualified performance-based compensation and therefore will not be subject to the deduction limit.

                         CENTRUM INDUSTRIES, INC. PROXY

    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 12, 1998

         The undersigned, revoking all prior proxies, hereby appoints GEORGE H. WELLS and TIMOTHY M. HUNTER, and each of them individually, as proxy for the undersigned with the full power of substitution and revocation, to vote all shares of common stock of Centrum Industries, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at One SeaGate, Toledo, Ohio, 43604, in the auditorium on the first floor, on the 12th day of November, 1998, and at all adjournments thereof, and to represent me and to vote upon the following matters:

Proposal 1:       The following persons are hereby elected to serve on the
                  Board of Directors for the term expiring at the Company's 1999
                  Annual Meeting, or until their successors are elected and qualified for terms of one to three years if Proposal 2 is approved, and to elect the same persons as directors for a term of one year if Proposal 2 is not approved:

                  George H. Wells      For {   }   Opposed {  }   Abstain {  }
                  William C. Davis     For {   }   Opposed {  }   Abstain {  }
                  Robert J. Fulton     For {   }   Opposed {  }   Abstain {  }
                  David L. Hart        For {   }   Opposed {  }   Abstain {  }
                  Richard C. Klaffky   For {   }   Opposed {  }   Abstain {  }
                  Mervyn H. Manning    For {   }   Opposed {  }   Abstain {  }
                  David R. Schroder    For {   }   Opposed {  }   Abstain {  }
                  Thomas E. Seiple     For {   }   Opposed {  }   Abstain {  }

Proposal 2:       Approve an amendment to the Company's Certificate of
                  Incorporation to create a classified Board of Directors;

                             For {   }     Opposed {  }          Abstain {  }

Proposal 3:       Approve an amendment to the Company's Certificate of
                  Incorporation to increase the number of authorized shares of the Common Stock, from an aggregate of 15,000,000 shares to an aggregate of 45,000,000 shares;

                             For {   }     Opposed {  }          Abstain {  }

Proposal 4:       Approve a Centrum Industries, Inc. Performance Award Plan;

                             For {   }     Opposed {  }          Abstain {  }

Proposal 5:       Approve a Centrum Industries, Inc. Employee Stock Option Plan;

                             For {   }     Opposed {  }          Abstain {  }

Proposal 6:       Approve a Stock and Option Plan for the Directors of Centrum
                  Industries, Inc.;

                             For {   }     Opposed {  }          Abstain {  }

Proposal 7:       IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
                  UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
                  MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY IS SOLICITED
                  ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS
                  DIRECTED HEREIN, UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, THIS
                  PROXY WILL BE (A) VOTED FOR THE NOMINEES LISTED AND (B) IN
                  FAVOR OF ALL OTHER PROPOSALS DESCRIBED IN THE NOTICE OF ANNUAL
                  MEETING.


         DATED:
               ---------------------   -----------------------------------------
                                       Shareholder's Signature


                            Print name:
                                       -----------------------------------------

                                       -----------------------------------------
                                       Shareholder's Signature (if jointly held)